As filed with the Securities and Exchange Commission
on SEPTEMBER 29, 1995.                           Registration No.:  2-44752

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X
                                                                  ---

     Pre-Effective Amendment No.
                                 ---                              ---

     Post-Effective Amendment No. 42                               X
                                 ---                              ---
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                                                                  ---

     Amendment No. 42                                              X
                  ---                                             ---
                       (Check appropriate box or boxes.)


                          STRATTON GROWTH FUND, INC.
                          --------------------------
              (Exact Name of Registrant as Specified in Charter)

         610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462
         -------------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (610) 941-0255
                                --------------
             (Registrant's Telephone Number, including Area Code)

                 James A. Beers, Assistant Secretary/Treasurer
                 ---------------------------------------------
                          Stratton Growth Fund, Inc.
                          -------------------------
     610 West Germantown Pike, Suite 300, Plymouth Meeting, PA  19462-1050
     ---------------------------------------------------------------------
                    (Name and Address of Agent for Service)

                                With copies to:
                           Vernon Stanton, Jr., Esq.
                            Drinker Biddle & Reath
                   1100 Philadelphia National Bank Building
                             1345 Chestnut Street
                         Philadelphia, PA  19107-3496
                                (215) 988-2700
             It is proposed that this filing will become effective
                            (check appropriate box)
                 immediately upon filing pursuant to paragraph (b)
            ---
             X   on (September 30, 1995) pursuant to paragraph (b)
            ---
                 60 days after filing pursuant to paragraph (a)(1)
            ---
                 on (date) pursuant to paragraph (a)(1).
            ---
                 75 days after filing pursuant to paragraph (a)(2) of rule 485.
            ---
                 on (date) pursuant to paragraph (a)(2) of rule 485.
            ---

     If appropriate, check the following box:
                 this post-effective amendment designates a new effective date
            ---
                 for a previously filed post-effective amendment.


The Registrant has previously registered an indefinite number of shares of common stock of Stratton Growth Fund, Inc. pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrants Rule 24-f-2 notice for fiscal year-end May 31, 1995 was filed with the commission on July 25, 1995.


Total Number of Pages: 206                 Exhibit Index begins on Page: 55

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 495(a)

Part A
Item No.                                              Prospectus Caption
--------                                              ------------------
1.  Cover Page ....................................   Cover Page

2.  Synopsis ......................................   Fee Table

3.  Financial Highlights ..........................   Financial Highlights; Performance
                                                      Calculations

4.  General Description of Registrant .............   Introduction; The Fund's Investment
                                                      Objective, Policies, Restrictions and Risk
                                                      Considerations; Description of Common
                                                      Stock

5.  Management of the Fund ........................   Management of the Fund; Investment
                                                      Advisor; Service Providers and
                                                      Underwriter.

5a. Management's Discussion of Fund Performance ...   Inapplicable

6.  Capital Stock and Other Securities ............   How to buy Fund Shares-Reinvestment of
                                                      Income Dividends and Capital Gains
                                                      Distributions; Income Dividends and
                                                      Capital Gains Distributions: Tax
                                                      Treatment; Description of Common Stock

7.  Purchase of Shares Being Offered ..............   Service Providers and Underwriter;
                                                      Computation of Net Asset Value; How to
                                                      Buy Fund Shares; Exchange Privilege;
                                                      Retirement Plans

8.  Redemption or Repurchase ......................   How to Redeem Fund Shares

9.  Pending Legal Proceedings .....................   Inapplicable

Part B                                                Statement of Additional
Item No.                                              Information Caption
--------                                              ----------------------
10. Cover Page ....................................   Cover Page

11. Table of Contents .............................   Table of Contents

12. General Information and History ...............   Inapplicable

13. Investment Objective and Policies .............   Investment Restrictions

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 495(a)

Part B                                                Statement of Additional
Item No.                                              Information Caption
--------                                              ----------------------
14. Management of the Fund ........................   Directors and Officers of the Fund

15. Control Persons and Principal Holders of
    Securities ....................................   Directors and Officers of the Fund

16. Investment Advisory and Other Services ........   The Investment Advisor and Other Service
                                                      Providers

17. Brokerage Allocation and Other Practices ......   Portfolio Transactions and Brokerage
                                                      Commissions

18. Capital Stock and Other Securities .............  Covered in Part A

19. Purchase, Redemption and Pricing of
    Securities Being Offered .......................  Covered in Part A

20. Tax Status .....................................  Additional Information Concerning Taxes

21. Underwriters ...................................  Underwriter

22. Calculation of Performance Data ................  Additional Information on Performance
                                                      Calculations

23. Financial Statements ...........................  Financial Statements; Report of
                                                      Independent Certified Public Accountants

Part C
------

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C of this Post-Effective Amendment No. 42 to the Registration Statement.

PROSPECTUS
SEPTEMBER 30, 1995
                                                                           LOGO

Stratton Growth Fund, Inc. is a no-load mutual fund seeking as its primary objective possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into or exchangeable for common stock.

This Prospectus sets forth concisely the information about the Fund that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at the telephone number or address below. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               [LOGO OF STRATTON GROWTH FUND, INC. APPEARS HERE]


                                A NO-LOAD FUND

                        PROSPECTUS / SEPTEMBER 30, 1995

     PLYMOUTH MEETING EXECUTIVE CAMPUS . 610 W. GERMANTOWN PIKE, SUITE 300
                PLYMOUTH MEETING, PA 19462-1050 . 610-941-0255

                               TABLE OF CONTENTS

                                                                          PAGE
Introduction.............................................................     3
Fee Table................................................................     3
Financial Highlights.....................................................     4
The Fund's Investment Objective, Policies, Restrictions & Risk
 Considerations..........................................................   5-6
Management of the Fund...................................................   6-7
Investment Advisor.......................................................   7-8
Computation of Net Asset Value...........................................   8-9
How to Buy Fund Shares...................................................  9-12
 Investing by Mail.......................................................  9-10
 Investing by Wire.......................................................    10
 Automatic Investment Plan...............................................    10
 Direct Deposit Program..................................................    11
 Reinvestment of Income Dividends and Capital Gains Distributions........    11
 Additional Information.................................................. 11-12
Investment Application...................................................  12-a
How to Redeem Fund Shares................................................ 12-15
 By Written Request...................................................... 12-13
 By Automated Clearing House ("ACH").....................................    13
 Systematic Cash Withdrawal Plan.........................................    13
 Additional Information.................................................. 14-15
Exchange Privilege.......................................................    15
Retirement Plans.........................................................    16
Income Dividends and Capital Gains Distributions: Tax Treatment.......... 16-17
Performance Calculations................................................. 17-18
Description of Common Stock..............................................    18
General Information......................................................    18
Service Providers & Underwriter.......................................... 18-19
Audits and Reports.......................................................    19
Automatic Investment Plan Application.................................... 21-22

-------------------------------------------------------------------------------

FOR MORE DETAILED INFORMATION ABOUT THE ITEMS DISCUSSED IN THIS PROSPECTUS, A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE FUND'S "DISTRIBUTOR", FUND/PLAN BROKER SERVICES, INC., 2 W. ELM STREET, P.O. BOX 874, CONSHOHOCKEN, PA 19428-0874, OR BY TELEPHONING 800-634-5726.

                                 INTRODUCTION

Stratton Growth Fund, Inc. (the "Fund") is a no-load open-end diversified mutual fund which seeks as its primary objective possible growth of capital with current income from interest and dividends as a secondary objective.

The Fund's investments will normally consist of common stock and securities convertible into or exchangeable for common stock. Preferred stocks and debt securities which are not convertible will normally not be purchased. Due to the inherent risks of investments there can be no assurance that the objective of the Fund will be achieved.

                                   FEE TABLE

Below is a summary of the Operating Expenses that the Fund incurred during its last fiscal year. A hypothetical example based on the summary is also shown.

                        ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

     Management Fees...................................................... 0.75%
     Other Expenses....................................................... 0.56%
                                                                           ----
     Total Fund Operating Expenses........................................ 1.31%
                                                                           ====

EXAMPLE                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
You would pay the following expenses on a
$1,000 investment, assuming: (1) a 5% annual
return; and (2) redemption at the end of each
time period:                                    $13     $41     $71     $157

WHILE THE FOREGOING EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN MORE OR LESS THAN 5%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of this Fee Table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose any sales load or redemption or exchange fees, nor does it bear any fees pursuant to a Rule 12b-1 Plan; however, the Transfer Agent currently charges investors who request redemptions by wire transfer a fee of $9 for each such payment. For more complete descriptions of the various costs and expenses, see Investment Advisor, How to Buy Fund Shares, How to Redeem Fund Shares, Retirement Plans and Service Providers & Underwriter in this Prospectus and the financial statements and related notes contained in the Statement of Additional Information.

The investment advisory fee is payable monthly at an annual rate of 3/4 of 1% of the Fund's daily net asset value. Due to the complexities in researching and investing in equity markets, the investment advisory fee paid by the Fund is higher than that paid by most other investment companies. The Fund believes that the fee is comparable to, and in some cases lower than, the fees paid by other investment companies with similar investment objectives and policies.

                             FINANCIAL HIGHLIGHTS

The following information provides financial highlights for a share of the Fund outstanding during the period stated. The information for the period ended May 31, 1995 has been examined by Tait, Weller & Baker, certified public accountants, whose report thereon appears in the Fund's Statement of Additional Information dated September 30, 1995. This data should be read in conjunction with the other financial statements and notes thereto, also included in the Fund's Statement of Additional Information. Additional information is contained in the Fund's annual report, which can be obtained without charge by calling 800-634-5726.

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                          YEARS ENDED MAY 31,
                          --------------------------------------------------------------------------------------------
                            1995      1994      1993      1992     1991     1990*    1989*    1988*    1987*    1986*
                          --------  --------- --------  --------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
BEGINNING OF YEAR.......  $ 20.65   $ 20.89   $ 20.55   $ 19.75   $ 19.66  $ 21.84  $ 19.48  $ 22.24  $ 24.25  $ 18.85
                          --------  --------- --------  --------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
----------------------
 OPERATION
 ---------
Net Investment Income...     0.537     0.51      0.56      0.64      0.72     0.82     0.55     0.58     0.37     0.28
Net Gains or Losses on
Securities
(both realized and
unrealized).............     2.978     0.66      1.16      1.32      0.65     0.20     3.83    (1.11)   (0.03)    5.93
                          --------  --------- --------  --------  -------  -------  -------  -------  -------  -------
   Total from Investment
   Operations...........     3.515     1.17      1.72      1.96      1.37     1.02     4.38    (0.53)    0.34     6.21
                          --------  --------- --------  --------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS
------------------
Dividends (from net
investment income)......    (0.540)   (0.510)   (0.565)   (0.725)   (0.82)   (0.71)   (0.53)   (0.70)   (0.28)   (0.20)
Distributions (from
capital gains)..........    (1.275)   (0.905)   (0.815)   (0.435)   (0.46)   (2.49)   (1.49)   (1.53)   (2.07)   (0.61)
Returns of Capital......       --         --       --        --       --       --       --       --       --       --
                          --------  --------- --------  --------  -------  -------  -------  -------  -------  -------
   Total Distributions..    (1.815)   (1.415)   (1.38)    (1.16)    (1.28)   (3.20)   (2.02)   (2.23)   (2.35)   (0.81)
                          --------  --------- --------  --------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
YEAR....................  $ 22.35   $ 20.65   $ 20.89   $ 20.55   $ 19.75  $ 19.66  $ 21.84  $ 19.48  $ 22.24  $ 24.25
                          ========  ========= ========  ========  =======  =======  =======  =======  =======  =======
TOTAL RETURN............    18.61%     5.92%     8.91%    10.57%     7.58%    4.94%   24.25%  (2.17%)    1.85%   34.31%
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
(in 000's)..............  $ 31,719  $  25,475 $ 25,315  $ 25,311  $25,111  $23,407  $20,268  $16,859  $19,326  $19,315
Ratio of Expenses to
Average Net Assets......     1.31%     1.34%     1.39%     1.35%     1.41%    1.38%    1.41%    1.48%    1.50%    1.49%
Ratio of Net Income to
Average Net Assets......     2.70%     2.51%     2.76%     3.20%     3.94%    4.09%    2.79%    2.80%    1.74%    1.40%
Portfolio Turnover Rate.    42.54%    49.81%    35.34%    59.76%    56.78%   54.80%   49.85%   34.42%   22.69%   28.87%

*Not covered by independent accountants report.

The Fund's portfolio turnover is calculated by dividing the lesser of the Fund's annual aggregate purchases or sales of its portfolio securities by the average monthly value of the Fund's portfolio securities during the year.

       THE FUND'S INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS AND RISK
                                CONSIDERATIONS

The primary objective of the Fund is to seek possible growth of capital for its shareholders' investments, with current income from interest and dividends as a secondary objective. Of course, there is no assurance that this objective will be achieved.

On an overall portfolio basis, the Investment Advisor will seek appreciation of capital for the Fund by continuously reviewing both individual securities and relevant economic and social conditions so that in the view of the Investment Advisor, and reviewed by the Fund's Board of Directors, the Fund's portfolio has the greatest possible potential for capital growth consistent with reasonable risk. The Fund's investments will normally consist of common stock and securities convertible into, or exchangeable for, common stock. In making its investment decision, the Investment Advisor examines the securities of domestic companies, generally those with dividend payment records, with a view to selecting those securities which it believes will provide a greater opportunity for growth and return of capital. Preferred stocks and debt securities which are not convertible will normally not be purchased. However, when the Board of Directors of the Fund, upon the advice of the Investment Advisor, determines that a temporary defensive position is warranted, it may invest in non-convertible preferred stocks, debt securities and domestic corporate and Government fixed income obligations without limitation and to the extent such investments are made, the Fund will not be achieving growth of capital. The Fund's relative equity and cash (or cash equivalent) positions may also be changed as the Fund alters its evaluation of trends in general securities price levels.

As a matter of fundamental policy, which cannot be changed without the vote of a majority of the Fund's outstanding shares, the Fund will not invest more than 25% of the value of its total assets in any one industry. The Fund does not intend to obtain short-term trading profits. It is anticipated that the Funds annual portfolio turnover rate will generally fall within a 40% to 70% range; but the rate of portfolio turnover is not a limiting factor when the Funds management deems changes appropriate and could be less than 40% or greater than 70% in any particular year, depending upon market and other considerations.

The Fund may also invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the portfolio's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

The following investment restrictions are deemed fundamental policies and they, in addition to the Fund's investment objective stated above, may be changed only by the approval of the holders of a "majority" of the Fund's shares (as defined under "General Information"):

THE FUND WILL NOT:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities of the United States Government or agencies thereof.

2. Invest in more than 10% of any class of securities of any one issuer (except for government obligations) or in more than 10% of the voting securities of any one issuer.

3. Invest more than 5% of the value of its total assets in securities of companies which (including operations of their predecessors and of subsidiaries if the company is a holding company) have not had a record of at least three years of continuous operations and in equity securities which are not readily marketable (that is, with a limited trading market).

4. Borrow money, except from banks for temporary or emergency purposes (but not for investment purposes), provided that such borrowing shall not exceed 5% of its total assets (at the lower of cost or market value).

5. Purchase or sell real estate or interests in real estate. This will not prevent the Fund from investing in publicly-held real estate investments trusts or marketable securities which may represent indirect interests in real estate.

A complete list of those restrictions on the Fund's investment activities which cannot be changed without the approval of the holders of a majority of the Fund's shares as defined in the 1940 Act, appears in the Statement of Additional Information.

                            MANAGEMENT OF THE FUND

Overall responsibility for management and supervision of the Fund rests with the Fund's Directors. There are currently eight Directors, six of whom are not "interested persons" of the Fund within the meaning of that term under the 1940 Act. The Board meets regularly five times each year, and at other times as necessary.

By virtue of the functions performed by Stratton Management Company as Investment Advisor, the Fund requires no employees other than its executive officers, all of whom are employed by the Advisor. Three of the employees devote full-time to the affairs and administration of the Fund, Stratton Monthly Dividend Shares, Inc. and The Stratton Funds, Inc. (collectively, the "Stratton Group"). Three other employees of the Advisor also devote a significant amount of time to the affairs of the Stratton Group.

The Statement of Additional Information contains the names of and general background information regarding each Director and Principal Officer of the Fund.

                              INVESTMENT ADVISOR

The Investment Advisor to the Fund is Stratton Management Company (the "Advisor"), Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050.

The Advisor provides investment advisory services, consisting of portfolio management, for a variety of individuals and institutions and had approximately $1.031 billion in assets under management at June 30, 1995. The principal executive officer of the Advisor is James W. Stratton, who owns all the Advisor's issued and outstanding voting securities. Since 1972, Mr. Stratton has been primarily responsible for the day-to-day investment management of the Fund's portfolio. Mr. Stratton also serves as Chairman of the Board of the Fund, Stratton Monthly Dividend Shares, Inc. and The Stratton Funds, Inc. As of August 31, 1995 the Profit Sharing Plan of the Advisor owned 41,461 shares or 2.8% of the Fund's outstanding shares.

The Advisor also provides investment advice to Stratton Monthly Dividend Shares, Inc. ("SMDS"), a no-load fund, whose objective is a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock and to Stratton Small-Cap Yield Fund ("SSCY"), a no-load series of The Stratton Funds, Inc., whose objective is to achieve both dividend income and capital appreciation through investment in the equity securities of companies with total market capitalizations at the time of investment of less than $500 million and which are outside the Standard & Poor's 500 Index. As of August 31, 1995, SMDS and SSCY had net assets of $124.1 million and $16.8 million, respectively.

The Fund entered into its current Investment Advisory Agreement (the "Agreement") with the Advisor as of July 1, 1989. The agreement which was approved by the Fund's shareholders on June 22, 1989 and last approved by the Fund's Board of Directors on June 20, 1995. Subject to the supervision and direction of the Fund's Board of Directors, the Advisor manages the Fund's investment portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund.

The Advisor performs these services for an investment advisory fee payable monthly at an annual rate of 3/4 of 1% of the Fund's daily net asset value. Due to the complexities in researching and investing in equity markets, the investment advisory fee paid by the Fund is higher than that paid by most other investment companies. The Fund believes that the fee is comparable to, and in some cases lower than, the fees paid by other investment companies with similar investment objectives and policies.

The Advisor may also charge the Fund a portion of the costs of: (1) any equipment used solely in Fund operations; and (2) certain administrative and accounting services for the Fund; provided, however, that such reimbursement shall be limited to the amount which would cause the ratio of net operating expenses to average net assets for the remaining fiscal year not to exceed 2%. This reimbursement is in addition to the fee to the Advisor for investment advisory services.

For a more complete description of the terms of the Investment Advisory Agreement, as well as for the guidelines followed by the Advisor in seeking to obtain the best price and execution of the purchase and sale of securities for the Fund, refer to the Statement of Additional Information.

Commencing in 1988, Fund/Plan Services, Inc. ("Fund/Plan") became the Fund's accounting services agent and responsibility for certain accounting services (e.g. computation of the net asset value of the Fund's shares and maintenance of the Fund's books and financial records) were transferred from the Advisor to Fund/Plan. At that time the Advisor stopped receiving a monthly expense reimbursement from the Fund, and the Fund started to pay a monthly fee to Fund/Plan for these services. For this reason, the Advisor is not expected to receive expense reimbursements from the Fund in the foreseeable future. Fund/Plan currently receives a fee at the annual rate of $20,000 for these services.

The Fund has also entered into an Administration Agreement with Fund/Plan dated March 1, 1990. As a result of the Administration Agreement, certain administrative responsibilities previously performed by the Advisor were transferred to Fund/Plan including responsibility for all federal and state compliance matters. Fund/Plan receives a fee payable monthly at the annual rate of $30,000 (rate increased as of March 1, 1993) for providing these services. Although the Advisor was entitled to receive reimbursement from the Fund for the expenses incurred in the performance of these services, such reimbursement was never sought. Accordingly, the Advisor has voluntarily agreed to waive $15,000 annually of the advisory fees due it under the Investment Advisory Agreement to offset a significant portion of the fee that the Fund will incur under the Administration Agreement. This fee waiver can be terminated or reduced by the Advisor upon 60 days prior written notice to the Fund.

For the fiscal years ended May 31, 1993, 1994 and 1995, the Fund's net operating expenses (including taxes) were 1.39% , 1.34% and 1.31%, respectively, of the Fund's average net assets.

                        COMPUTATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once each business day as of the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange. Such determination will be made by dividing the value of all securities and other assets (including dividends accrued but not collected) less any liabilities (including accrued expenses), by the total number of shares outstanding.

Portfolio securities are valued as follows:

1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices.

2. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker.

3. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

Determination of the net asset value may be suspended when the right of redemption is suspended as provided under "How to Redeem Fund Shares" on pages 12 through 15.

                            HOW TO BUY FUND SHARES

Shares of the Fund are offered on a continuous basis at their net asset value. The net asset value per share of the Fund, and hence the purchase price of the shares, will vary with the value of securities held in the Fund's portfolio. Purchasers of the Fund's shares pay no "sales load"; the full amount of the purchase price goes toward the purchase of shares of the Fund. Purchases are made at the net asset value next determined following receipt of a purchase order by the Fund's Transfer Agent, Fund/Plan, at the address set forth below, accompanied by payment for the purchase. The Fund may also from time to time accept wire purchase orders from broker/dealers and institutions who have been approved previously by the Fund.

Orders for shares of the Fund received prior to the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) are confirmed at the net asset value determined at the close of regular trading hours on the Exchange on that day.

Orders received at the address set forth below subsequent to the close of regular trading hours on the New York Stock Exchange will be confirmed at the net asset value determined at the close of regular trading hours on the next day the Exchange is open.

INVESTING BY MAIL
-----------------
An account may be opened and shares of the Fund purchased by completing the Investment Application enclosed within this Prospectus and sending the Application, together with a check for the desired amount, payable to "Stratton Growth Fund, Inc.," to the Fund c/o Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428. The minimum amount for the initial purchase of shares of the Fund is $2,000. Subsequent purchases may be made in amounts of $100 or more. (Note: There are no minimum investment amounts applied to retirement plans). After each purchase you will receive an account statement for the shares purchased. Once a shareholder's account has been established, additional purchases may be made by sending a check payable to "Stratton Growth Fund, Inc.," to the Fund c/o Fund/Plan Services, Inc., P.O. Box 412797, Kansas City, MO 64141-2797. Please enclose the stub of your account statement and include your Fund account number on your check (as well as the attributable year for retirement plan investments, if applicable). PLEASE NOTE: A $20 FEE WILL BE CHARGED TO YOUR ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE CUSTODIAN.

INVESTING BY WIRE
-----------------

You may also pay for shares by instructing your bank to wire Federal funds to the Fund's Transfer Agent. Federal funds are monies of member banks within the Federal Reserve System. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

     UNITED MISSOURI BANK KC NA
     ABA #10-10-00695
     For: Fund/Plan Services, Inc.
     Account #98-7037-071-9
     FBO: "STRATTON GROWTH FUND, INC."
     Account of (exact name(s) of account registration)
                ---------------------------------------
     Shareholder Account # ___________________

If you are opening a new account by wire transfer, you must first telephone the Fund's Transfer Agent at 800-441-6580 to request an account number and furnish the Fund with your social security or other tax identification number. A completed application with signature(s) of registrant(s) must be filed with the Fund immediately subsequent to the initial wire. Your bank will generally charge a fee for this wire. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

PLEASE NOTE: YOUR INITIAL FUND ACCOUNT MUST SATISFY THE $2,000 MINIMUM BALANCE REQUIREMENT IN ORDER TO PARTICIPATE IN THE FOLLOWING PROGRAMS OR PLANS.

AUTOMATIC INVESTMENT PLAN
-------------------------

Shares of the Fund may be purchased through our "AUTOMATIC INVESTMENT PLAN" (tear-out application in back of this Prospectus). The Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for investment in the Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated. The Fund may alter, modify, or terminate this Plan at any time.

DIRECT DEPOSIT PROGRAM
----------------------

This program enables a shareholder to purchase additional shares by having payments from the Federal government ONLY (i.e. Federal salary, Social Security and certain veterans, military or other payments) automatically deposited into the shareholder's account in the Fund. The minimum investment is $100.

To elect this privilege, a shareholder must complete a Direct Deposit Enrollment Form for each type of payment desired. The form may be obtained by contacting the Fund's Transfer Agent, Fund/Plan Services, Inc., at the address or telephone number shown below. Death or legal incapacity will terminate a shareholder's participation in this program. A shareholder may terminate his or her participation by notifying, in writing, the appropriate Federal agency. In addition, the Fund may terminate participation upon 30 days' notice to the shareholder.

REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
----------------------------------------------------------------

Any shareholder may at any time request and receive automatic reinvestment of any Fund income dividends and capital gains distributions, or income dividends only, or capital gains distributions only, in additional shares of the Fund unless the Fund's Board of Directors determines otherwise. Under this arrangement, the Fund sells to the shareholder full and fractional shares at the net asset value per share, adds these shares to the shareholder's unissued share balance, and sends the shareholder an account statement reflecting the reinvestment. The $100 minimum requirement for subsequent investments does not apply to such reinvestments.

The election to reinvest may be made on the Investment Application enclosed within this Prospectus or by writing to Stratton Growth Fund, Inc., c/o Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874. Any such election will automatically continue for subsequent dividends and/or distributions until written revocation is received by the Fund. If no election is chosen the Fund will automatically reinvest your dividends and capital gains.

ADDITIONAL INFORMATION
----------------------

Shares of the Fund may be purchased or redeemed through certain broker/dealers who may charge a transaction fee, which would not otherwise be charged if the shares were purchased directly from the Fund.

The Fund reserves the right to reject purchases under circumstances or in amounts considered disadvantageous to the Fund. CERTIFICATES WILL NOT BE ISSUED UNLESS REQUESTED IN WRITING BY THE REGISTERED SHAREHOLDER(S).

The Fund is required by Federal tax law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations regarding Tax ID Certification. In order to avoid this withholding requirement, you must certify via signature on your Application, or on a separate W-9 Form supplied by the Transfer Agent, that your Social Security or Taxpayer Identification Number is correct (or you are waiting for a number to be issued to you), and that you are currently not subject to backup withholding, or you are exempt from backup withholding.

While the Fund provides most shareholder services, certain special services, such as a request for a historical transcript of an account, may involve an ADDITIONAL FEE. To avoid having to pay such a fee for these special services, it is important that you SAVE your last Year-to-Date Confirmation Statement received each year.

PLEASE REFER ALL QUESTIONS AND CORRESPONDENCE ON NEW AND EXISTING ACCOUNTS (SUCH AS PURCHASES OR REDEMPTIONS, OR STATEMENTS NOT RECEIVED), DIRECTLY TO THE FUNDS TRANSFER AGENT, BY WRITING TO FUND/PLAN SERVICES, INC., 2 W. ELM STREET, P.O. BOX 874, CONSHOHOCKEN PA 19428-0874, OR BY CALLING FUND/PLAN'S CUSTOMER SERVICE DEPARTMENT AT 800-441-6580. PLEASE REFERENCE YOUR FUND NAME AND ACCOUNT NUMBER.

                           HOW TO REDEEM FUND SHARES

BY WRITTEN REQUEST
------------------

Shareholders may redeem shares of the Fund by mail, by writing directly to the Fund's Transfer Agent, Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874, and requesting liquidation of all or any part of their shares. The redemption request must be signed exactly as the shareholder's name appears in the registration and must include the Fund name and account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as their names appear in the registration. Shareholders holding stock certificates must deliver them along with their signed redemption requests. To protect your account, the Transfer Agent and the Fund from fraud, signature guarantees are required for certain redemptions. SIGNATURE GUARANTEES ARE REQUIRED FOR: (1) all redemptions of $5,000 or more; (2) any redemptions if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered; (3) any redemptions which request that the proceeds be wired to a bank; and (4) requests to transfer the registration of shares to another owner. The Transfer Agent requires that signatures be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The Transfer Agent cannot accept guarantees from notaries public. In certain instances, the Fund may require additional documents, such as certified death certificates or proof of fiduciary or corporate authority. (NOTE: PLEASE CALL OUR TRANSFER AGENT TO VERIFY REQUIRED LANGUAGE FOR ALL RETIREMENT PLAN REDEMPTION REQUESTS). No redemption shall be made unless a

               This is your

               INVESTMENT APPLICATION

               Detach and mail to:

                          Fund/Plan Services, Inc.
                          P.O. Box 874
                          Conshohocken, PA 19428




                                      12a

[LOGO OF STRATTON GROWTH FUND, INC. APPEARS HERE]
[LOGO OF MEMBER OF 100% NO-LOAD MUTUAL FUND COUNCIL APPEARS HERE]

--------------------------------------------------------------------------------

MAIL TO: FUND/PLAN SERVICES, INC., P.O. BOX 874, CONSHOHOCKEN, PA 19428

1. INITIAL INVESTMENT ($2,000 MINIMUM)
--------------------------------------------------------------------------------
   FORM OF PAYMENT
     [_] Check for $        enclosed (payable to "Stratton Growth Fund, Inc.")
     [_] BY WIRE An initial purchase of $_______ was wired on ________ by
                                                                Date
     __________________________ to account #  ________________________
     Name of your Bank or Broker               Number assigned by F/P/S
--------------------------------------------------------------------------------

2.REGISTRATION (PLEASE PRINT) NO CERTIFICATES WILL BE ISSUED UNLESS REQUESTED
  IN WRITING.
--------------------------------------------------------------------------------
  INDIVIDUAL

   -----------------------------------------     -------------------------------
   First name   Middle Initial    Last Name               Social Security #

  ------------------------------------------     -------------------------------
   Jt. Owner First Name*Middle Initial  Last              Social Security #
                                        Name

  *(Joint ownership with rights of survivorship unless otherwise noted).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 GIFT TO MINORS

  ------------------------------------------------------------------------------
   Name of Custodian (name one only)      As Custodian For (name one only)

  Under the ____________ Uniform Gift to Minors Act   --------------------------
              State                                   Minor's Social Security #

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS**

  ------------------------------------------------------------------------------
   Name of Corporation, Partnership, Trust or Other

  ------------------------     -------------------------------------------------
   Tax I.D. #                  Name of Trustee(s)             Date of Trust

  **Complete Corporate Resolution attached, if applicable.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3.MAILING ADDRESS OF RECORD AND TELEPHONE NUMBER(S)

  ------------------------------------------------------------------------------
   Street Address & Apt. #

  --------------------------------------   -----    ----------------------------
   City                                    State    Zip & ext.

  (   ) ____________________          (   ) ____________________
  Residence Telephone Number           Business Telephone Number
--------------------------------------------------------------------------------

4.DISTRIBUTION OPTIONS (SEE PAGE 11 FOR MORE DETAIL)
--------------------------------------------------------------------------------

 Income Dividends            (check one box/line only)   [_] reinvested
                             [_] paid in cash            [refer to box 7 below
                                                         for instructions

 Capital Gains Distributions (check one box/line only)   [_] reinvested
                             [_] paid in cash if cash option via ACH is desired]
 -------------------------------------------------------------------------------

5.SYSTEMATIC WITHDRAWAL PLAN (MINIMUM INITIAL INVESTMENT $10,000) SEE PAGE 13 FOR MORE DETAIL.
--------------------------------------------------------------------------------

 A check in the amount of $________ (minimum $50) will be sent to you at your address of record unless otherwise noted.

 Please select desired frequency:
  [_] Monthly, prior to last day
  [_] Quarterly, prior to last day of _______,___________,________, and _______.
  [_] Semi-Annual or Annual, prior to the last day of _______,________, or_____.
--------------------------------------------------------------------------------

6.TELEPHONE PRIVILEGE (SEE PAGE 15 FOR MORE DETAIL)
--------------------------------------------------------------------------------

  [_] Exchange: Permits switching at any time between Stratton Growth Fund,
                Inc., Stratton Monthly Dividend Shares, Inc. and Stratton Small-Cap Yield Fund, provided such other shares may legally be sold in the state of the investor's residence.
--------------------------------------------------------------------------------

7.SPECIAL PROGRAMS (SEE PAGES 11 & 13 FOR MORE DETAIL)
--------------------------------------------------------------------------------

 To participate in the Direct Deposit Program, or to send cash distributions via the Automated Clearing House System ("ACH"), please contact the Fund's Transfer Agent at (800) 441-6580 to obtain the proper form(s).
--------------------------------------------------------------------------------

8.SIGNATURE AND CERTIFICATION
--------------------------------------------------------------------------------

 The following is required by Federal tax law to avoid 31% backup withholding; "By signing below, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct (or I am waiting for a number to be issued to me), and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box." If you have been notified by the IRS that you are subject to backup withholding, check box [_].

 Citizen of:[_] United States[_] Other (Please indicate)________________________

 Receipt of current Prospectus is hereby acknowledged. I (we) authorize Fund/Plan Services, Inc. to act upon instructions for exchanges between Funds received by telephone believed by it to be genuine.

  ------------------------------------------     -------------------------------
  Signature [_] Owner [_] Custodian [_] Trustee                          Date

  ------------------------------------------     -------------------------------
  Signature of Joint Owner (if applicable)                               Date

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  RESOLUTIONS

(This Section to be Completed by Corporations, Trusts, and Other
Organizations).

RESOLVED: That this corporation or organization become a shareholder of Stratton Growth Fund, Inc. (the "Fund") and that

-------------------------------------------------------------------------------

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and take any action for it as may be necessary or appropriate with respect to its shareholders account(s) with the Fund, and it is FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Fund/Plan Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares or to otherwise implement the privileges elected on the application.

-------------------------------------------------------------------------------
                                  CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the ______________________
                                                          (Name of Corporation)

incorporated or formed under the laws of ______________________________________
                                                          (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _____ at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) the duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                Name                                      Title


---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

Witness my hand and the seal of the corporation or organization this _________________________________ day of _______________________, 19_____.



---------------------------------------   -------------------------------------
           *Secretary-Clerk                   Other Authorized Officer (if
                                                        required)

* If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

shareholders investment application is first on file. In addition, the Fund will not accept redemption requests until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

Redemption requests mailed to the Fund's "Investment Advisor" located in Plymouth Meeting, PA must be forwarded to the Transfer Agent and will not be effected until they are received in good order by the Transfer Agent. The Transfer Agent cannot accept redemption requests which specify a particular forward date for redemption.

BY AUTOMATED CLEARING HOUSE ("ACH")
-----------------------------------
A shareholder may elect to have redemption proceeds, cash distributions or systematic cash withdrawal payments transferred to his or her bank, savings and loan association or credit union that is an on-line member of the ACH system. There are no fees associated with the use of the ACH service.

Written ACH redemption requests must be received by the Fund's Transfer Agent before 4 p.m. Eastern time to receive that day's closing net asset value. ACH redemptions will be sent on the day following the shareholder's request; funds will be available two days later.

Redemption proceeds (including systematic cash withdrawals), as well as dividend and capital gains distributions, may be sent to a shareholder via Federal Funds wire. However, the Fund's Transfer Agent will charge a $9 fee for each Federal Funds wire transmittal, which will be deducted from the amount of the payment.

SYSTEMATIC CASH WITHDRAWAL PLAN
-------------------------------
The Fund offers a Systematic Cash Withdrawal Plan as another option which may be utilized by an investor who wishes to withdraw funds from his or her account on a regular basis. To participate in this option, an investor must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the Investment Application enclosed within this Prospectus, indicating the amount of the distribution and the desired frequency.

An investor should realize that if withdrawals exceed income dividends and capital gains distributions, the invested principal will be depleted. Thus, depending on the size of the withdrawal payments and fluctuations in the value of the shares, the original investment could be exhausted entirely. An investor may change or stop the Plan at any time by written notice to the Fund. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS MUST BE AUTOMATICALLY REINVESTED TO PARTICIPATE IN THIS PLAN. Stock certificates cannot be issued under the Systematic Cash Withdrawal program.

ADDITIONAL INFORMATION
----------------------
Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to involuntarily redeem shares in any account for its then current net asset value (which will be paid to the shareholder within five business days, or such shorter time period as may be required by applicable S.E.C. rules) if at any time the total investment does not have a value of at least $500. The shareholder will be notified that the value of his or her account is less than the required minimum and will be allowed at least 45 days to bring the value of the account up to at least $500 before the redemption is processed.

The redemption price will be the net asset value of the shares to be redeemed as determined at the close of regular trading hours on the New York Stock Exchange after receipt at the address set forth above of a request for redemption in the form described above and the certificates (if any) evidencing the shares to be redeemed. No redemption charge will be made. Payment for shares redeemed will be made within five business days, or such shorter time period as may be required by applicable S.E.C. rules, after receipt of the certificates (or of the redemption request where no certificates have been issued) by mailing a check to the shareholder's address of record. PLEASE NOTE, A $9 FEE WILL BE CHARGED TO YOUR ACCOUNT AT THE TIME OF REDEMPTION IF INSTRUCTIONS TO WIRE PROCEEDS ARE GIVEN; THERE IS NO FEE TO MAIL PROCEEDS.

THE FUND MAY ALSO FROM TIME TO TIME ACCEPT TELEPHONE REDEMPTION REQUESTS, FROM BROKER/DEALERS AND INSTITUTIONS WHO HAVE BEEN APPROVED PREVIOUSLY BY THE FUND. Neither the Fund nor any of its service contractors will be liable for any loss, expense or cost in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, his or her banking institution, bank account number and the name in which his or her bank account is registered. To the extent that the Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized. During times of unusual market conditions it may be difficult to reach the Fund by telephone. If the Fund cannot be reached by telephone, shareholders should follow the procedures for redeeming by mail as set forth above.

The right of redemption may not be suspended or payment upon redemption deferred for more than five business days, or such shorter time period as may be required by applicable S.E.C. rules, except: (1) when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays;
(2) when the Securities and Exchange Commission has by order permitted such suspension; or (3) when an emergency, as defined by the Rules of the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. In case of a suspension of the determination of the net asset value, the right of redemption is also suspended and unless a shareholder withdraws his request for redemption, he or she will receive payment at the net asset value next determined after termination of the suspension.

As provided in the Fund's Articles of Incorporation, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in-kind will be in readily marketable securities, and it will be valued as described under "Computation of Net Asset Value" on page x. Subsequent sale of such securities would require payment of brokerage commissions by the investor.

The value of a shareholder's shares on redemption may be more or less than the cost of such shares to the shareholder, depending upon the net asset value of the Fund's shares at the time of redemption.

                              EXCHANGE PRIVILEGE

Shares of the Fund may be exchanged for shares of the other Funds managed by Stratton Management Company, Stratton Monthly Dividend Shares, Inc. ("SMDS") or The Stratton Funds, Inc.--Stratton Small-Cap Yield Fund ("SSCY"), provided such other shares may legally be sold in the state of the investor's residence. SMDS has an investment objective of seeking a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. SSCY has an investment objective of achieving both dividend income and capital appreciation by investing in equity securities, primarily common stock and securities convertible or exchangeable for common stock of companies with total market capitalizations at the time of investment of less than $500 million and which are outside the Standard & Poor's 500 Index.

For more complete information about SMDS and SSCY, including charges and expenses, a current Prospectus of SMDS or SSCY should be obtained and read prior to seeking any such exchange. Shares may be exchanged by: (1) written request; or (2) telephone if a special authorization form has been completed and is on file with the Transfer Agent in advance. See "How to Redeem Fund Shares--Additional Information" for a description of the Fund's policy regarding telephone instructions.

PLEASE NOTE: Shareholders who have certificated shares in their possession MUST surrender these shares to the Fund's Transfer Agent to be held on account in unissued form PRIOR to taking advantage of either exchange privilege. When returning certificates for this purpose only, signature(s) need NOT be guaranteed. There are no sales charges involved. Shareholders who engage in frequent exchange transactions may be prohibited from further exchanges or otherwise restricted in placing future orders. The Fund reserves the right to suspend the telephone exchange privilege at any time. An exchange for tax purposes constitutes the sale of one fund and the purchase of another. Consequently, the sale may involve either a capital gain or loss to the shareholder for Federal income tax purposes.

                               RETIREMENT PLANS

The Fund has available three types of tax-deferred retirement plans for its shareholders: Defined Contribution Plans, for use by both self employed individuals and corporations; an Individual Retirement Account, for use by certain eligible individuals with compensation (including earned income from self employment); and a 403(b)(7) Retirement Plan, for use by employees of schools, hospitals, and certain other tax-exempt organizations or associations. More detailed information about how to participate in these plans, the FEES charged by the custodian, and the limits on contributions can be found in the Statement of Additional Information. TO INVEST IN ANY OF THE TAX-DEFERRED RETIREMENT PLANS, PLEASE CALL THE FUND FOR INFORMATION AND THE REQUIRED SEPARATE APPLICATION.

              INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS:
                                 TAX TREATMENT

The Fund expects to distribute semi-annually substantially all of its net investment income and net realized capital gains, if any. Any distribution paid necessarily reduces the Fund's net asset value per share by the amount of the distribution. Distributions may be reinvested in additional shares of the Fund (see "Reinvestment of Income Dividends and Capital Gains Distributions" on page 11).

On June 20, 1995, the Board of Directors declared a distribution of $0.955 per share ($0.26 per share from net investment income, $0.075 per share from long-term capital gains and $.620 per share from short-term capital gains) from security transactions. The distribution was paid on July 10, 1995 to shareholders of record on June 30, 1995.

For the fiscal year ended May 31, 1995, the Fund met the requirements for the special tax treatment afforded certain investment companies and their shareholders under Subchapter M of the Internal Revenue Code, and the Fund expects that the requirements for special tax treatment under the Code will continue to be met. Under such circumstances, the Fund is not subject to Federal income tax on such part of its ordinary taxable income or net realized long-term capital gains that it distributes to shareholders. Distributions paid by the Fund from net investment income and short-term capital gains (but not distributions paid from long-term capital gains) will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares of the Fund. Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends from domestic corporations received by the Fund for the year. Shareholders who are citizens or residents of the United States will be subject to Federal taxes with respect to long-term realized capital gains which are distributed to them, whether or not reinvested in the Fund and regardless of the period of time such shares have been owned by the shareholders. These distributions do not qualify for the dividends received deduction. Shareholders will be advised after the end of each calendar year as to the Federal income tax consequences of dividends and distributions of the Fund made each year.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months, will be deemed for Federal tax purposes to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are paid during January of the following year.

Prior to purchasing shares of the Fund, the impact of dividends or capital gains distributions which are expected to be announced or have been announced but not paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value of his or her shares by the per share amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital to the shareholder, is subject to taxes, which may be at ordinary income tax rates.

A taxable gain or loss may be realized by an investor upon his or her redemption, transfer or exchange of shares of the Fund, depending upon the cost of such shares when purchased and their price at the time of redemption, transfer or exchange. If a shareholder has held Fund shares for six months or less and received a distribution taxable as capital gains attributable to those shares, any loss he realizes on the disposition of those shares will be treated as a capital loss to the extent of the earlier capital gain distribution.

The information above is only a short summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders. Income and capital gains distributions may also be subject to state and local taxes. Investors should consult their tax advisor with respect to their own tax situation.

                           PERFORMANCE CALCULATIONS

From time to time, performance information such as total return for the Fund may be quoted in advertisements or in communications to shareholders. The Fund's total return may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares.

The total return of the Fund may be compared to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. and to indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation.

Performance quotations of the Fund represent the Fund's past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of total return. Further information about the performance of the Fund is included in the Fund's most recent Annual Report which may be obtained without charge by contacting the Fund at (800) 634-5726.

                          DESCRIPTION OF COMMON STOCK

The Fund is a Maryland corporation organized on June 21, 1985, as successor to a Delaware corporation organized on June 5, 1972. The Fund's authorized capital is 10,000,000 shares of Common Stock, par value $0.10 per share. Each share has equal voting, dividend, distribution and liquidation rights. The outstanding shares are, and when issued for a consideration in excess of the par value shares offered by this Prospectus will be, fully-paid and non-assessable. Shares have no preemptive or conversion rights and are freely transferable.

Shares may be issued as full or fractional shares and each fractional share has proportionately the same rights as provided for full shares.

VOTING
------
The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

The Fund does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

                              GENERAL INFORMATION

As used in this Prospectus the term "majority" of the Fund's outstanding shares means with respect to a change in fundamental policy, the holders of the lesser of: (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

                       SERVICE PROVIDERS AND UNDERWRITER

Pursuant to an arrangement among the Fund, The Bank of New York and Fund/Plan Services, Inc. ("Fund/Plan"),The Bank of New York, serves as Custodian of all securities and cash owned by the Fund. The Custodian performs no managerial or policy-making functions for the Fund.

Pursuant to an agreement between the Custodian and Fund/Plan, Fund/Plan performs certain administrative and recordkeeping services for the Custodian. The Custodian reallows a portion of its custody fee to Fund/Plan for providing such services.

Fund/Plan, Conshohocken, PA, serves as the Fund's Transfer Agent, Administrator and Fund Accounting/Pricing Agent. Fund/Plan was acquired by FinDaTex, Inc. on January 1, 1986. Certain directors and officers of Stratton Management Company, the Advisor to the Fund, and certain directors and officers of the Fund are controlling shareholders of FinDaTex, Inc. During the Fund's last fiscal year, Fund/Plan received fees of $28,724 for providing shareholder services, $30,000 for certain administrative services and $20,000 for accounting/pricing services. Fund/Plan Broker Services, Inc. was paid $3,000 for underwriting services in connection with the registration of the Fund's shares under state securities laws.

Fund/Plan Broker Services, Inc. ("FPBS"), 2 W. Elm Street, Conshohocken, PA 19428-0874, acts as underwriter for the Fund pursuant to an agreement dated June 22, 1993. Also, Fund/Plan and FPBS are affiliates of the Advisor inasmuch as FPBS, Fund/Plan and the Advisor are under common control.

                              AUDITS AND REPORTS

Investors in the Fund will be kept informed of its progress through quarterly reports showing diversification of portfolio, principal security changes, statistical data and other significant data and annual reports containing audited financial statements. The Fund's independent certified public accountants for the fiscal year ended May 31, 1995 were Tait, Weller & Baker.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     AUTOMATIC INVESTMENT PLAN APPLICATION
--------------------------------------------------------------------------------

                               HOW DOES IT WORK?
1. Fund/Plan Services, Inc., through our bank, United Missouri Bank KC NA, draws an automatic clearing house (ACH) debit electronically against your personal checking account each month, according to your instructions.
2. Choose any amount ($100 or more) that you would like to invest regularly and your debit for this amount will be processed by Fund/Plan Services, Inc. as if you had written a check yourself.
3. Shares will be purchased and a confirmation sent to you.

                              HOW DO I SET IT UP?
1. Complete the forms and the Fund Application Form if you do not already have an existing account.
2. Mark one of your personal checks VOID, attach it to the forms below and mail to Fund/Plan Services, Inc., P.O. Box 874, Conshohocken, PA 19428-0874.
3. As soon as your bank accepts your authorization, debits will be generated and your Automatic Investment Plan started. In order for you to have ACH debits from your account, your bank must be able to accept ACH transactions and/or be a member of an ACH association. Your branch manager should be able to tell you your bank's capabilities. We cannot guarantee acceptance by your bank.
4. Please allow one month for processing of your Automatic Investment Plan before the first debit occurs.

-------------------------------------------------------------------------------

                     AUTOMATIC INVESTMENT PLAN APPLICATION

TO:Fund/Plan Services, Inc.
   P.O. Box 874
   Conshohocken, PA 19428-0874

Please start an Automatic Investment Plan for me and invest _________________________________.
                       ($100 or more)

on the [ ] 10th [ ] 15th [ ] 20th of each month, in shares of STRATTON GROWTH FUND, INC.

Check one:
[_] I am in the process of establishing an account.
or
[_] My account number is: ______________________________________________________

________________________________________________________________________________
Name as account is registered

________________________________________________________________________________
Street

________________________________________________________________________________
City                              State                               Zip + ext.

I understand that my ACH debit will be dated on the day of each month as indicated above or as specified by written request. I agree that if such debit is not honored upon presentation, Fund/Plan Services, Inc. may discontinue this service and any share purchase made upon deposit of such debit may be cancelled. I further agree that if the net asset value of the shares purchased with such debit is less when said purchase is cancelled than when the purchase was made, Fund/Plan Services, Inc. shall be authorized to liquidate other shares or fractions thereof held in my account to make up the deficiency. This Automatic Investment Plan may be discontinued by Fund/Plan Services, Inc. upon 30-days written notice or at any time by the investor by written notice to Fund/Plan Services, Inc. which is received not later than 5 business days prior to the above designed investment date.

   Signature(s):____________________________

              _______________________________
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 - - - - - - - - - - - - - - - - - - - - - - - - - -

                     AUTOMATIC INVESTMENT PLAN APPLICATION
--------------------------------------------------------------------------------

                         BANK REQUEST AND AUTHORIZATION

TO: ______________________________       ____________________
  Name of Your Bank                      Bank Checking
                                         Account Number

 _____________________________________________________________________________
 Address of Bank or Branch Where Account is Maintained

As a convenience to me, please honor ACH debits on my account drawn by Fund/Plan Services, Inc., United Missouri Bank KC NA and payable to "STRATTON GROWTH FUND, INC."

I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive written notice from me changing its terms or revoking it, and until you actually receive such notice, I agree that you shall be fully protected in honoring such debit.

I further agree that if any debit is dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.

DEPOSITOR'S ____________________________________________________________________
            Signature of Bank Depositor(s) as shown on bank records.

NOTE: Your bank must be able to accept ACH transactions and/or be a member of an ACH association in order for you to use this service.

-------------------------------------------------------------------------------

                           INDEMNIFICATION AGREEMENT

TO:The bank named above

So that you may comply with your Depositor's request and authorization, STRATTON GROWTH FUND, INC. agrees as follows:

1. To indemnify and hold you harmless from any loss you may suffer arising from or in connection with the payment by you of a debit drawn by Fund/Plan Services, Inc. to the order of STRATTON GROWTH FUND, INC. designated on the account of your depositor(s) executing the authorization including any costs or expenses reasonably incurred in connection with such loss. STRATTON GROWTH FUND, INC. will not, however, indemnify you against any loss due to your payment of any debit generated against insufficient funds.

2. To refund to you any amount erroneously paid by you to Fund/Plan Services, Inc. on any such debit if claim for the amount of such erroneous payment is made by you within 3 months of the date of such debit on which erroneous payment was made.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 - - - - - - - - - - - - - - - - - - - - - - - - - -

PROSPECTUS
SEPTEMBER 30, 1995

DIRECTORS

LYNNE M. CANNON

JOHN J. LOMBARD, JR.

ROSE J. RANDALL

HENRY A. RENTSCHLER

MERRITT N. RHOAD, JR.

ALEXANDER F. SMITH

RICHARD W. STEVENS

JAMES W. STRATTON

OFFICERS
JAMES W. STRATTON
Chairman

JOHN A. AFFLECK
President

GERARD E. HEFFERNAN
JOANNE E. KUZMA
FRANK H. REICHEL, III
Vice President

PATRICIA L. SLOAN
Secretary and Treasurer

JAMES A. BEERS
CAROL L. ROYCE
Assistant Secretary
Assistant Treasurer

[LOGO OF MEMBER OF 100% NO-LOAD(TM) MUTUAL FUND COUNCIL APPEARS HERE]

INVESTMENT ADVISOR
STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

TRANSFER AGENT AND DIVIDEND PAYING AGENT
FUND/PLAN SERVICES, INC.
2 W. Elm Street, P.O. Box 874
Conshohocken, PA 19428-0874
Telephones: 610-834-3500 . 800-441-6580

CUSTODIAN BANK
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

INDEPENDENT ACCOUNTANTS
TAIT, WELLER & BAKER
2 Penn Center Plaza, Suite 700
Philadelphia, PA 19102-1707

LEGAL COUNSEL
DRINKER BIDDLE & REATH
1100 Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

              [LOGO OF STRATTON GROWTH FUND, INC. APPEARS HERE]
                                 A NO-LOAD FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                        September 30, 1995



This Statement of Additional Information is not a Prospectus but should be read in conjunction with the current Prospectus for Stratton Growth Fund, Inc. (the "Fund"), dated September 30, 1995. A copy of the Prospectus for the Fund may be obtained by contacting the Fund's "Distributor", Fund/Plan Broker Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874, or by telephoning (800) 634-5726.

                               TABLE OF CONTENTS

                                                                            Page

Statement of Additional Information .....................................
Investment Restrictions .................................................
Directors and Officers of the Fund.......................................
The Investment Advisor and Other Service Providers ......................

     The Investment Advisor .............................................
     Accounting Agent ...................................................
     The Administrator & Transfer Agent .................................
     Auditor & Custodian ................................................

Portfolio Transactions and Brokerage Commissions ........................
Retirement Plans ........................................................
Underwriter .............................................................
Additional Information Concerning Taxes .................................
Additional Information on Performance Calculations ......................
Miscellaneous ...........................................................
Financial Statements ....................................................

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read in conjunction with the Prospectus of the Fund having the same date as this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus of the Fund.

                            INVESTMENT RESTRICTIONS


Except as otherwise expressly provided herein, the Fund's investment objective, policies and restrictions may not be changed without approval by the holders of the lesser of: (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the Fund's outstanding shares.

THE FUND WILL NOT:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities of the United States Government or agencies thereof.

2. Invest in more than 10% of any class of securities of any one issuer (except for government obligations) or in more than 10% of the voting securities of any one issuer.

3. Invest more than 5% of the value of its total assets in securities of companies which (including operations of their predecessors and of subsidiaries if the company is a holding company) have not had a record of at least three years of continuous operations and in equity securities which are not readily marketable (that is, with a limited trading market).

4. Borrow money, except from banks for temporary or emergency purposes (but not for investment purposes), provided that such borrowings shall not exceed 5% of its total assets (at the lower of cost or market value).

5. Underwrite the securities of other issuers or invest in securities under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933.

6.  Pledge, mortgage or hypothecate its assets.

7.  Invest for purposes of exercising management or control.

8. Invest in securities of other investment companies or in options, puts, calls, straddles, spreads or similar devices, or engage in arbitrage transactions or short sales.

9. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

10. Make loans to other persons except that this restriction shall not apply to government obligations, commercial paper or notes or other evidences of indebtedness which are publicly distributed.

11. Purchase or sell real estate or interests in real estate. This will not prevent the Fund from investing in publicly-held real estate investment trusts or marketable securities which may represent indirect interests in real estate.

12. Purchase or sell commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs.

13. Invest more than 2% of the value of its total assets in warrants. This restriction does not apply to warrants initially attached to securities purchased by the Fund. This restriction may be changed or eliminated at any time by the Board of Directors of the Fund without action by the Fund's shareholders.

14. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any officer or director of the Fund or its Investment Advisor owns beneficially more than 1/2 of 1%, and such officers and directors holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities.

In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described above. To permit the sale of shares of the Fund in Texas, the Fund has agreed to the following additional, but not fundamental, restrictions:

     1. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities.

     2.  The Fund will not invest in real estate limited partnerships.

     3.  The Fund will not invest in oil, gas or mineral leases.

Should the Fund determine that these commitments or any other commitments are no longer in its best interests, it will revoke such commitments by terminating sales of its shares in the state involved.

The percentage limitations of investments are applied at the time an investment is made. An actual percentage in excess of a stated percentage limitation does not violate the limitation unless such excess exists immediately after an investment is made and results from the investment. In other words, appreciation or depreciation of the Fund's investments will not cause a violation of the limitations. In addition, the limitations will not be violated if the Fund receives securities by reason of a merger or other form of reorganization.


                      DIRECTORS AND OFFICERS OF THE FUND

The directors and executive officers of the Fund, their position with the Fund, their addresses, affiliations, if any, with the Investment Advisor, and principal occupations during the past five years are set forth below. Each of the directors named below is also a director of Stratton Monthly Dividend Shares, Inc. and The Stratton Funds, Inc. and each of the officers named below also holds the same position, unless otherwise noted, with Stratton Monthly Dividend Shares, Inc. and The Stratton Funds, Inc.:

James W. Stratton*                 Mr. Stratton is the Chairman of the Board of Directors and President of the
Director/Chairman                  Investment Advisor, Stratton Management Company.  He is a Director of ALCO
610 W. Germantown Pike             Standard (diversified distribution and manufacturing company), Amerigas
Suite 300                          Propane Ltd. (energy), FinDaTex, Inc. (financial services), Gilbert
Plymouth Meeting, PA  19462        Associates, Inc. (engineering/consulting services),  Teleflex, Inc. (aerospace controls and medical products) and UGI Corp.,Inc. (utility-natural- gas).

Lynne M. Cannon*                   Ms. Cannon is a Senior Vice President of Relationship Management of Fund/Plan
Director                           Services, Inc.  She was formerly employed as Vice President of Mutual Funds of
2 W. Elm Street                    Independence Capital Management, Inc. (investment advisor).  Prior to
Conshohocken, PA 19428             Independence Capital, she was Vice President of AMA Investment Advisors, Inc.
                                   (investment advisor & broker/dealer).

John J. Lombard, Jr.               Mr. Lombard is a partner in the law firm of Morgan, Lewis & Bockius.
Director
2000 One Logan Square
Philadelphia, PA  19103

Rose J. Randall                    Ms. Randall is a private investor.
Director
20 Laughlin Lane
Philadelphia, PA  19118

Henry A. Rentschler                Mr. Rentschler is a private investor.  He was formerly the President of Baldwin-
Director                           Hamilton Company, a division of Joy Environmental Equipment Co. (manufacturer of
P.O. Box 962                       renewal parts for Baldwin locomotives and diesel engines) and was also formerly
Paoli, PA  19301                   a Director of the Society for Industrial Archeology (which promotes the study and preservation of the physical survivals of our technological and industrial past).

Merritt N. Rhoad, Jr.              Mr. Rhoad is a private investor.  He was formerly a senior systems engineer with
Director                           International Business Machines Corporation.
640 Bridle Road
Custis Woods
Glenside, PA  19038

Alexander F. Smith                 Mr. Smith is a private investor.  He was formerly the Chairman and Director of
Director                           Gilbert Associates, Inc. (engineering services to the electric utility
Cricket Springs                    industry).
Geigertown, PA 19523

Richard W. Stevens                 Mr. Stevens is an attorney in private practice.  He was formerly a partner in
Director                           the law firm of Clark, Ladner, Fortenbaugh and Young.
One Jenkintown Station
115 W. Avenue, Suite 108
Jenkintown,  PA  19046

John A. Affleck*                   Mr. Affleck is a Senior Vice President and Director of the Investment Advisor,
President                          Stratton Management Company.  He is  Vice President of Stratton Monthly Dividend
610 W. Germantown Pike             Shares, Inc. and The Stratton Funds, Inc.
Suite 300
Plymouth Meeting,  PA  19462

Gerard E. Heffernan*               Mr. Heffernan is a Senior Vice President
Vice President                     and Director of the Investment Advisor,
610 W. Germantown Pike             Stratton Management Company.  He is
Suite 300                          President of Stratton Monthly Dividend
Plymouth Meeting, PA 19462         Shares, Inc. and Vice President of The
                                   Stratton Funds, Inc.  He is Secretary of
                                   FinDaTex, Inc.


Frank H. Reichel, III*             Mr. Reichel is a Vice President, a Director
Vice President                     and the Director of Research of the
610 W. Germantown Pike             Investment Advisor, Stratton Management
Suite 300                          Company.  He is President of The
Plymouth Meeting PA 19462          Stratton Funds, Inc. and Vice President
                                   of Stratton Monthly Dividend, Shares, Inc.


Joanne E. Kuzma*                   Mrs. Kuzma is the Director of Trading
Vice President                     and a Managing Partner of the Investment
610 W. Germantown Pike             Advisor, Stratton Management Company.
Suite 300                          She is Vice President of Compliance for
Plymouth Meeting PA 19462          The Stratton Funds, Inc. and Stratton
                                   Monthly Dividend Shares, Inc.


Patricia L. Sloan*                 Ms. Sloan is an employee of the Investment
Secretary/Treasurer                Advisor, Stratton Management Company.
610 W. Germantown Pike
Suite 300
Plymouth Meeting,  PA  19462


Carol L. Royce*                    Mrs. Royce is an employee of the Investment
Assistant Secretary/Treasurer      Advisor, Stratton Management Company.
610 W. Germantown Pike
Suite 300
Plymouth Meeting PA 19462


James A. Beers*                    Mr. Beers is an employee of the Investment
Assistant Secretary/Treasurer      Advisor, Stratton Management Company.
610 W. Germantown Pike
Suite 300
Plymouth Meeting PA 19462


*As defined in the 1940 Act, Messrs. Stratton, Affleck, Heffernan, Reichel, Mrs. Kuzma, Ms. Sloan, Mrs. Royce and Mr. Beers are "interested persons" of the Fund, by reason of their positions with the Fund's Investment Advisor. Ms. Cannon is an "interested person" of the Fund by reason of her employment with Fund/Plan Services, Inc. Several of the Directors and Officers of the Fund are controlling shareholders of FinDaTex, Inc., which acquired Fund/Plan on January 1, 1986.


The officers and directors of the Fund who are also officers or employees of the Advisor or Fund/Plan

Services, Inc. receive no direct compensation from the Fund for services to it. The Directors who are not "interested persons" of the Fund receive fees and expenses for each meeting of the Board of Directors they attend. Such Directors currently receive $750 for each Board Meeting attended, and an annual retainer of $4,000. The Directors serve in the same capacity for the other two funds in the Stratton Family of Funds complex. There are no separate audit, compensation or nominating committees of the Board of Directors.

Set forth below are the total fees which were paid to each of the directors who are not "interested persons" during the fiscal period ended May 31, 1995:

                             Aggregate Fees             Total Fees Paid
Director                  Paid by the Company         By the Fund Complex
--------                  -------------------         -------------------
John J. Lombard, Jr.           $1,260.73                     $7,750
Rose J. Randall                $1,133.75                     $7,000
Henry A. Rentschler            $1,260.73                     $7,750
Merritt N. Rhoad, Jr.          $1,260.73                     $7,750
Alexander F. Smith             $1,143.26                     $7,000
Richard Stevens                $1,143.26                     $7,000
Gordon L. Wahls                 $123.86                       $800


Shares of the Fund over which the officers and directors as a group exercise voting control or are owners of record aggregated 209,714 shares, or 14.2% of the outstanding shares at August 31, 1995.

As of August 31, 1995, James W. Stratton owned of record and beneficially or exercised voting control over 26,128 shares, or 8.5% of the outstanding shares of the Fund; as of that same date, the Profit Sharing Plan of the Investment Advisor owned 41,461 shares, or 2.8% of the Fund.


           THE INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

   The Investment Advisor

The Investment Advisory Agreement (the "Agreement") requires the Advisor to furnish research, statistical and administrative services and advice, reports and recommendations with respect to the Fund's portfolio, and to compute the net asset value of the Fund's shares and maintain the books and records of the Fund. The Agreement provides that the Advisor is not required to give the Fund preferential treatment as compared with the treatment given to any other customer or investment company. In addition, the Advisor furnishes to the Fund office space and facilities necessary in connection with the operation of the Fund. The Fund pays, or arranges for others to pay, all other expenses in connection with its operations.

The investment advisory fee payable under the Agreement is payable monthly, at an annual rate of 3/4 of 1% of the daily net asset value of the Fund. During the fiscal years ended May 31, 1993, 1994 and 1995, the fees paid to the Advisor were $171,718, $170,554 and $189,594 respectively.

The Advisor may charge the Fund monthly for its cost in providing (1) any equipment used in the Fund's operations; and (2) any administrative and accounting services for the Fund including, without limitation, maintaining financial records and bookkeeping, daily computation of net asset value per share, registration of the Fund and its securities with the SEC and under various state laws, and holding shareholders' meetings. The Advisor will in no event seek reimbursement of costs which would result in the net operating expenses of the Fund being in excess of two percent (2%) of the average net asset value of the Fund for any fiscal year. The Advisor's costs which are to be reimbursed are not intended to include any profit to the Advisor.

The Advisor has agreed to reimburse the Fund in an amount equal to the expenses of the Fund in any fiscal year which exceed the permissible limits applicable to the Fund in any state in which its shares are qualified for sale. At the present time, the most restrictive state limitation limits the Fund's annual expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses) subject to approval by state securities administrators to 2 1/2 % of the first $30 million, 2% of the next $70 million, and 1 1/2 % of the remaining average net assets. The operating expenses of the Fund will be accrued daily and any excess over the above described limitation will be reimbursed monthly. For the fiscal years ended May 31, 1993, 1994 and 1995, no such reimbursement of expenses was necessary.

Accounting Agent

Commencing in 1988, Fund/Plan Services, Inc. ("Fund/Plan") became the Fund's accounting services agent, and responsibility for certain accounting services (e.g. computation of the net asset value of the Fund's shares and maintenance of the Fund's books and financial records) were transferred from the Advisor to Fund/Plan. At that time the Advisor stopped receiving a monthly expense reimbursement from the Fund, and the Fund started to pay a monthly fee to Fund/Plan for these services. For this reason, the Advisor is not expected to receive expense reimbursements from the Fund in the foreseeable future.

During the fiscal years ended May 31, 1993, 1994 and 1995, there were no reimbursements paid to the Advisor. For the fiscal years ended May 31, 1993, 1994 and 1995, the Fund paid Fund/Plan $20,000 in fees pursuant to the accounting services agreement.

The Administrator & Transfer Agent

The Fund has also entered into an Administration Agreement with Fund/Plan dated March 1, 1990. As a result of this Administration Agreement, certain administrative responsibilities previously performed by the Advisor were transferred to Fund/Plan, including responsibility for all federal and state compliance matters. Fund/Plan is entitled to receives a fee payable monthly at the annual rate of $30,000. For the fiscal years ended May 31, 1993, 1994 and 1995 the Fund paid Fund/Plan $30,000. Although the Advisor was entitled to receive reimbursement from the Fund for the expenses incurred in the performance of these services, such reimbursement was never sought. Accordingly, the Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the Investment Advisory Agreement, to offset a significant portion of the fee that the Fund will incur under the Administration Agreement. This fee waiver can be terminated or reduced by the Advisor upon 60 days prior written notice to the Fund.

The Fund's transfer agent and dividend-paying agent is Fund/Plan Services, Inc., 2 W. Elm Street, Conshohocken, PA 19428. Fund/Plan was acquired by FinDaTex, Inc. on January 1, 1986. Certain directors and officers of Stratton Management Company, the Advisor to the Fund, and certain directors and officers of the Fund are controlling shareholders of FinDaTex, Inc. During the last fiscal year, Fund/Plan received $13.00 per account for providing this service.

Auditor and Custodian

The Fund's independent auditor is Tait, Weller & Baker. Their offices are located at 2 Penn Center Plaza, Suite 700, Philadelphia PA 19102-1707. The auditor's responsibilities are (1) to audit the annual financial statements of the Fund; and (2) to report to the Fund's Board of Directors on the internal control structure of the Fund.

The Bank of New York, 48 Wall Street, New York, NY 10286 serves as the custodian of the Fund's assets pursuant to a custodian agreement. Under such agreement, The Bank of New York (1) maintains a separate account or accounts in the name of the Fund; (2) holds and transfers portfolio securities on account of the Fund;
(3) accepts receipts and makes disbursements on money on behalf of the Fund; (4) collects and receives all income and other payments and distributions on account of the Fund's securities; and (5) makes periodic reports to the Board of Directors concerning the Fund's operations.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Fund seeks to obtain the best price and execution in all purchases and sales of securities, except when the authorization to pay higher commissions for research and services, as provided for in the Investment Advisory Agreement, is exercised. Purchases and sales of over-the-counter securities are ordinarily placed with primary market makers acting as principals. Consistent with its obligation to seek the best price and execution, the Fund may place some purchases and sales of portfolio securities with dealers or brokers who provide statistical and research information to the Advisor. Statistical and research services furnished by brokers through whom the Fund effects securities transactions in accordance with these procedures are ordinarily of general application and may be used by the Advisor in servicing other accounts as well as that of the Fund. In addition, not all such services may be used in connection with the Advisor's activities on behalf of the Fund. Portfolio transactions are assigned to brokers, and commission rates negotiated, based on an assessment of the reliability and quality of a broker's services, which may include research and statistical information such as reports on specific companies or groups of companies, pricing information, or broad overviews of the stock market and the economy.

Although investment decisions will be made independently from investment decisions made with respect to other clients advised by the Advisor, simultaneous transactions may occur on occasion when the same security is suitable for the investment objectives of more than one client. When two or more such clients are simultaneously engaged in the purchase or sale of the same security, to the extent possible the transactions will be averaged as to price and allocated among the clients in accordance with an equitable formula. In some cases this system could have a detrimental effect on the price or quantity of a security available to the Fund. In other cases, however, the ability of the Fund to participate with other clients of the Advisor in volume transactions may produce better executions for the Fund.

The Investment Advisory Agreement contains provisions which authorize the Advisor to recommend and cause the Fund to pay brokerage commissions in excess of commissions which might be charged by other brokers, where a determination is made that the amount of commission paid is reasonable in relation to the brokerage and research services provided by the broker to the Fund, viewed in terms of the particular transaction or the overall responsibilities of the Advisor with respect to the Fund. In addition, the Investment Advisory Agreement recognizes that the Advisor may, at its expense, acquire statistical and factual information, advice about economic factors and trends and other appropriate information from others in carrying out its obligations. During the fiscal years ended May 31 1993, 1994 and 1995, no brokerage commissions were paid by the Fund pursuant to the provision in the Investment Advisory Agreement permitting the Fund to pay commissions for brokerage and research services in excess of commissions that might have been charged by other brokers.

During the fiscal years ended May 31, 1993, 1994 and 1995, the Fund paid $29,061, $44,751 and $33,383 respectively, in brokerage commissions, substantially all of which were paid to brokers which had provided research, statistical data or pricing information to the Advisor. The variation in these commissions from year to year reflects primarily the amount of total net assets in the Fund and to a lesser extent the annual turnover rate. For the fiscal years ended May 31, 1993, 1994 and 1995, the Fund's portfolio turnover rate was 35.34%, 49.81% and 42.54 %, respectively.


                                RETIREMENT PLANS

Defined Contribution Plans

The Fund offers a profit sharing and a money purchase plan (the "Defined Contribution Plans") for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Fund as a funding medium for a retirement plan qualified under the Internal Revenue Code.

Annual deductible contributions to the Defined Contribution Plans may generally be made on behalf of each participant in a total amount of up to the lesser of 20% of a self-employed participant's pre-contribution earned income (after reducing the earned income by the self-employed's deduction for 50% of his or her self-employment tax) (25% of a non-self-employed participant's wages) or $30,000. Unless the employer chooses to take Social Security contributions into account, the same percentage of earned income (or wages) must be contributed on behalf of each participant in the Defined Contribution Plans. Earned income and wages are generally limited for this purpose to $150,000 (for 1995 --- indexed for cost-of-living).

The Internal Revenue Code provides certain tax benefits for participants in a Defined Contribution Plan. For example, amounts contributed to a Defined Contribution Plan and earnings on such amounts are not taxed until distributed. However, distributions to a participant from a Defined Contribution Plan before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant's gross income.

Individual Retirement Account

The Fund offers a retirement account (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Fund as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to an IRA for his or her nonworking spouse under age 70 1/2.

The general deductible limit for contributions to an IRA is the lesser of 100% of compensation or $2,000 ($2,250 total for the individual and the individual's nonworking spouse with two separate accounts). However, this limit is phased out for certain individuals who are active participants in an employer-maintained retirement plan. If such an individual is a married person with adjusted gross income ("AGI") on his or her joint return in excess of $40,000 but less than $50,000, or a single person with AGI in excess of $25,000 but less than $35,000, the individual's $2,000 deduction will be decreased proportionately. A married individual with AGI on his or her joint return of $50,000 or more, or a single individual with AGI of $35,000 or more, may not make any deductible contribution if he or she is an active participant in a retirement plan.

Even if the individual is not an active participant in a retirement plan, if his or her spouse is a participant in such a plan and if their AGI, filed jointly, is more than $40,000, the individual and his or her spouse will both be subject to the phase-out discussed above. If neither the individual nor his or her spouse is a participant in an employer-sponsored retirement plan, or if their AGI is less than the $40,000 or $25,000 amounts discussed above, the individual may continue to make deductible contributions of up to the lesser of $2,000 ($2,250), or 100% of compensation.

Nondeductible contributions to the IRA may be made to the extent an individual is unable to make a deductible contribution under the phase-out rules discussed above. In addition, an individual may rollover to the IRA funds (in any amount) that he or she has received in a qualifying distribution from an employer's retirement plan.

The individual's IRA assets (and earnings thereon) may generally not be withdrawn (without the individual's incurring an additional 10% tax on the amount included in the individual's gross income) until age 59 1/2. Earnings on amounts contributed to the IRA are not taxed until distributed.

403(b)(7) Retirement Plan

The Fund offers a plan (the "403(b)(7) Plan") for use by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the Fund as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b)(7) Plan based on a reduction of the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $9,500 per year), are excludable from the gross income of the employee for Federal income tax purposes. Assets withdrawn from the 403(b)(7) Plan are subject to Federal income tax and to the additional 10% tax on early withdrawals discussed above under "Defined Contribution Plans".

General Information

In all these Plans, distributions of net investment income and capital gains will be automatically reinvested in the Fund.

The Custodian of the plans is Semper Trust Company ("Semper"), Plymouth Meeting, Pennsylvania. Fund/Plan Services, Inc. serves as the fiduciary agent for Semper and in such capacity is responsible for all record keeping, applicable tax reporting and fee collection in connection with the plan accounts. Fund/Plan Services, Inc. is also the transfer agent for the Funds. The Custodian is entitled to deduct its fees and administrative expenses by liquidating shares annually in September, unless the annual maintenance fee is paid separately to Fund/Plan Services, Inc. The annual maintenance fee is currently $12.00 per plan account. This fee may be amended without notice by Stratton Management Company, the Custodian or Fund/Plan Services, Inc. in the future.

The foregoing brief descriptions are not complete or definitive explanations of the Defined Contribution, IRA, or 403(b)(7) Plans available for investment in the Fund. Any person who wishes to establish a retirement plan account may do so by contacting the Fund directly. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. Since all these Plans involve setting aside assets for future years, it is important that investors consider their needs and whether the investment objective of the Fund as described in this Statement of Additional Information and in the Prospectus is most likely to fulfill them.
The Fund recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

                                  UNDERWRITER

The Fund has entered into an Underwriting Agreement with Fund/Plan Broker Services, Inc. ("FPBS"). FPBS acts as an underwriter of the Fund's shares for the purpose of facilitating the registration of shares. In this regard, FPBS has agreed at its own expense to qualify as a broker/dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to FPBS as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

FPBS is a broker/dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc. FPBS is an affiliate of the Advisor inasmuch as both the Underwriter and the Advisor are under common control.

For the services to be provided under the Underwriting Agreement in facilitating the registration of the Fund shares under state securities laws, FPBS has received an annual fee of $3,000 for providing these services in each of the last three fiscal years. This fee is included in the net expenses of the Fund. The Fund shall continue to bear the expense of all filing or registration fees incurred in connection with the registration of shares of the Fund under state securities laws. The Fund pays no compensation to FPBS for its assistance in sales of Fund shares. The Advisor pays certain out-of-pocket expenses, plus the cost for each employee to be licensed as a Registered
Representative by FPBS.

The Underwriting Agreement may be terminated by either party upon 60 days prior written notice to the other party, and if so terminated, the pro-rata portion of the unearned fee will be returned to the Fund.

                    ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

As stated in the Prospectus, the Fund intends to qualify as a regulated investment company under the Internal Revenue Code for each taxable year. The Fund will not be treated as a regulated investment company for a taxable year if, among other things, the Fund derives 30% or more of its gross income from the sale or other disposition of securities and certain other investments held for less than three months.

Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%; although because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for certain taxpayers may be more than 39.6% in certain circumstances. Net long-term capital gains are taxed at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any fiscal year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders, to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

               ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the Fund's total return may be quoted in advertisements, shareholder reports or other communications to shareholders.

TOTAL RETURN CALCULATIONS

The Fund computes its average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

This calculation can be expressed as follows:


                              ERV
                        T= [(-----) /1/n/ -1]
                               P

Where:     T     =  average annual total return.

           ERV   =  ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 investment made at the beginning of the period.

           P     =  hypothetical initial investment of $1,000.

           n     =  period covered by the computation, expressed in terms of years.

The Fund computes its aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.

The formula for calculating aggregate total return is as follows:

                                      (ERV-P)
                                  A= ---------
                                         P

  Where:   A     =   aggregate total return.

           ERV   =   ending redeemable value at end of the period
                     covered by the computation of a hypothetical
                     $1,000 investment made at the beginning of the period.

           P     =   hypothetical initial investment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Based on the foregoing calculations, the average annual total returns for the Fund for the one year, five year and ten year periods ended May 31, 1995 were 18.6%, 10.2% and 11.0% respectively. The aggregate total returns for the same five year and ten year periods were 62.8% and 184.0%, respectively.

                                 MISCELLANEOUS

As of August 31, 1995, James W. Stratton owned of record and beneficially or exercised voting control over 126,128 shares, or 8.5% of the outstanding shares of the Fund. As of the same date, Greenco, located at

P.O. Box 2961, Harrisburg, Pennsylvania, was the record owner of 2,978 shares or 6.3% of the outstanding shares of the Fund. However, at such date, no other single shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund.

                              FINANCIAL STATEMENTS

The financial statements of the Fund, which appear in this Statement of Additional Information and the Financial Highlights which appears in the Fund's Prospectus were examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears elsewhere herein, and have been included herein and in the Fund's Prospectus in reliance upon the report of said firm of accountants given upon their authority as experts in accounting and auditing.

                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.



                                                                             Years ended May 31,
                                                          -----------------------------------------------------------------
                                                            1995          1994         1993           1992           1991
                                                          --------      --------     --------       --------       --------
Net Asset Value, Beginning of Year......................    $20.65        $20.89       $20.55         $19.75         $19.66
                                                          --------      --------     --------       --------       --------
 Income From Investment Operations
 Net investment income..................................     0.537         0.510        0.560          0.640          0.720
 Net gains on securities (both realized
  and unrealized).......................................     2.978         0.665        1.160          1.320          0.650
                                                          --------      --------     --------       --------       --------
   Total from investment operations.....................     3.515         1.175        1.720          1.960          1.370
                                                          --------      --------     --------       --------       --------
 Less Distributions
 Dividends (from net investment
  income)...............................................    (0.540)       (0.510)      (0.565)        (0.725)        (0.820)
 Distributions (from capital gains).....................    (1.275)       (0.905)      (0.815)        (0.435)        (0.460)
                                                          --------      --------     --------       --------       --------
   Total distributions..................................    (1.815)       (1.415)      (1.380)        (1.160)        (1.280)
                                                          --------      --------     --------       --------       --------

Net Asset Value, End of Year............................    $22.35        $20.65       $20.89         $20.55         $19.75
                                                          ========      ========     ========       ========       ========
Total Return............................................    18.61%         5.92%        8.91%         10.57%          7.58%

Ratios/Supplemental Data
 Net assets, end of year (in 000's).....................   $31,719       $25,475      $25,315        $25,311        $25,111
 Ratio of expenses to average
  net assets............................................     1.31%         1.34%        1.39%          1.35%          1.41%
 Ratio of net investment
  income to average net assets..........................     2.70%         2.51%        2.76%          3.20%          3.94%
 Portfolio turnover rate................................    42.54%        49.81%       35.34%         59.76%         56.78%

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Stratton Growth Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of Stratton Growth Fund, Inc., including the schedule of investments, as of May 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Growth Fund, Inc. as of May 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


Philadelphia, PA
June 9, 1995                                        TAIT, WELLER & BAKER

                         NOTES TO FINANCIAL STATEMENTS
                                 May 31, 1995



Note 1. - Significant Accounting Policies - Stratton Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into or exchangeable for common stock. Due to the inherent risks of investments there can be no assurance that the objective of the Fund will be achieved. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments and Related Income: The investments in securities are carried at market value in the accompanying financial statements. Securities traded on a national exchange or securities quoted on the NASD National Market System are valued at the last sale price. Other over-the-counter securities and securities traded on exchanges for which there is no sale valued at the mean between the closing bid and asked prices. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are based on the specific identification method for both financial reporting and federal income tax purposes.

Federal Income Taxes: No provision is made for federal income taxes as the Fund intends to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders, which will be sufficient to relieve it from all or substantially all federal income taxes.

Note 2. - During the year ended May 31, 1995, the Fund paid advisory fees aggregating $189,594 to Stratton Management Company, (the "Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement to offset a significant portion of the cost of certain administrative responsibilities delegated to Fund/Plan Services, Inc. Because of certain undertakings to comply with various state securities laws, if in any fiscal year the expenses of the Fund (excluding taxes, brokerage commissions and interest) exceed 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the net $70 million and 1 1/2% of the remaining, the Advisor shall reimburse the Fund for such excess. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receives compensation from the Fund.

The Fund's Transfer Agent, Fund/Plan Services, Inc. ("Fund/Plan"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. Fund/Plan received fees of $28,724 for providing shareholder services, $30,000 for certain administrative services and $20,000 for accounting/pricing services during the year ended May 31, 1995. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Fund/Plan, the Custodian reallows a portion of its custody fee to Fund/Plan for certain services delegated to Fund/Plan. The amount is not readily determinable. Fund/Plan Broker Services, Inc. serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

Note 3. - Purchases and sales of securities, excluding short-term notes, aggregated $14,246,762 and $10,729,779, respectively, for the year ended May 31, 1995.

                      STATEMENT OF CHANGES IN NET ASSETS
                          For the Years Ended May 31,


                                                       1995          1994
                                                    -----------   -----------
OPERATIONS
 Net investment income........................     $    737,061  $    620,174
 Net realized gain on investments.............        1,177,804     2,109,557
 Net increase (decrease) in unrealized
  appreciation of investments.................        2,819,135    (1,295,859)
                                                   ------------  ------------
      Net increase in net assets
       resulting from operations..............        4,734,000     1,433,872


DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income
  ($.540 and $.510 per share, respectively)...         (692,621)     (611,090)
 Distributions from net realized gains
  from security transactions ($1.275 and
  $.905 per share, respectively)..............       (1,590,137)   (1,081,416)

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets derived from
  the net change in the number of outstanding
  shares (a)..................................        3,793,151       418,409
                                                   ------------  ------------
      Total increase in net assets............        6,244,393       159,775

NET ASSETS AT THE BEGINNING OF THE YEAR.......       25,474,788    25,315,013
                                                   ------------  ------------

NET ASSETS AT THE END OF THE YEAR
 (including undistributed net investment income
  of $365,355 and $320,915, respectively).....     $ 31,719,181  $ 25,474,788
                                                   ============  ============


(a) A summary of capital share transactions follows:

                                             Years Ended May 31,
                                 ----------------------------------------------
                                         1995                   1994
                                 ---------------------   ----------------------
                                   Shares     Value        Shares      Value
                                 ---------  ----------   ----------  ----------
Shares issued..................    251,048  $5,232,197      139,168  $2,845,500

Shares reinvested from net
 investment income and capital
 gains distributions...........    102,301   1,968,319       72,130   1,451,800
                                 ---------  ----------    ---------  ----------
                                   353,349   7,200,516      211,298   4,297,300
Shares redeemed................   (167,783) (3,407,365)    (189,761) (3,878,891)
                                 ---------  ----------    ---------  ----------
      Net increase.............    185,566  $3,793,151       21,537  $  418,409
                                 =========  ==========    =========  ==========

                See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 May 31, 1995

ASSETS
  Investments in securities at market value
    (identified cost $26,247,995) (Note 1)...................  $ 32,589,125
  Cash                                                              102,528
  Dividends and interest receivable..........................       184,813
  Receivable for capital stock sold..........................           250
  Receivable for securities sold.............................       299,795
                                                                -----------
    Total Assets.............................................    33,176,511
                                                                ===========

LIABILITIES
  Payable for securities purchased...........................     1,403,078
  Payable for capital stock redeemed.........................        31,746
  Accrued expenses...........................................        22,506
                                                                -----------
    Total Liabilities........................................     1,457,330
                                                                -----------

NET ASSETS
  Applicable to 1,419,210 shares; $.10 par value;
   10,000,000 shares authorized..............................  $ 31,719,181
                                                                ===========
  Net asset value, offering and redemption price per share
   ($31,719,181 / 1,419,210 shares)..........................  $      22.35
                                                                ===========

SOURCE OF NET ASSETS
  Paid-in capital............................................  $ 24,028,056
  Undistributed net investment income........................       365,355
  Accumulated net realized gain on investments...............       984,640
  Net unrealized appreciation of investments.................     6,341,130
                                                                -----------
    Net Assets...............................................  $ 31,719,181
                                                                ===========

___________________________________________________________________________

                            STATEMENT OF OPERATIONS
                            Year Ended May 31, 1995

INCOME
  Dividends..................................................  $    966,697
  Interest...................................................       128,251
                                                                -----------
    Total Income.............................................     1,094,948
                                                                -----------

EXPENSES
  Advisory fees (Note 2).....................................       189,594
  Administrative services fee (Note 2).......................        30,000
  Shareholder services fee (Note 2)..........................        28,724
  Registration fees (Note 2).................................        24,735
  Accounting/Pricing services fees (Note 2)..................        20,000
  Custodian fees (Note 2)....................................        16,476
  Audit fees.................................................        14,584
  Printing and postage fees..................................        11,269
  Directors' fees............................................         7,326
  Taxes other than income taxes..............................         5,896
  Legal fees.................................................         4,709
  Miscellaneous fees.........................................         4,574
                                                                -----------
    Total Expenses...........................................       357,887
                                                                -----------
      Net Investment Income..................................       737,061
                                                                -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments...........................     1,177,804
  Net increase in unrealized appreciation of investments.....     2,819,135
                                                                -----------
    Net gain on investments..................................     3,996,939
                                                                -----------
      Net increase in net assets resulting from operations...  $  4,734,000
                                                                ===========


                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                                           MAY 31, 1995


                                                                 Market
Number of                                                        Value
 Shares                           Security                      (Note 1)
---------                         --------                     ----------
                COMMON STOCKS - 93.0% (continued)

                Insurance/Services - 6.8%
    20,000      American General Corp. .................   $      690,000
    15,000      Aon Corp. ..............................          547,500
    20,000      Lincoln National Corp. .................          905,000
                                                            -------------
                                                                2,142,500
                                                            -------------

                Metals - 8.1%
    23,000      Carpenter Technology Corp. .............        1,477,750
    20,000      Phelps Dodge Corp. NY...................        1,102,500
                                                            -------------
                                                                2,580,250
                                                            -------------

                Paper - 12.8%
    45,000      Federal Paper Board Co., Inc. ............      1,462,500
    15,000      Potlatch Corp. ...........................        643,125
    30,000      Westvaco Corp. ...........................      1,282,500
    15,000      Weyerhaeuser Co. .........................        658,125
                                                            -------------
                                                                4,046,250
                                                            -------------

                Total Common Stocks (cost $23,167,995)...      29,509,125
                                                            -------------


 Principal
  Amount
-----------
                SHORT-TERM NOTES - 9.7%

$  400,000      Associates Corp. of North America Note
                  6.15% due 06/01/95.....................         400,000
$  600,000      Ford Motor Credit Corp. Note 5.97% due
                  06/02/95...............................         600,000
$1,040,000      General Electric Capital Corp. Note 5.98%
                  due 06/07/95...........................       1,040,000
$1,040,000      American Express Credit Corp. Note 5.96%
                  due 06/14/95...........................       1,040,000
                                                            -------------

                Total Short-Term Notes (cost $3,080,000).       3,080,000
                                                            -------------
                Total Investments - 102.7%
                 (cost $26,247,995)*.....................      32,589,125

                Liabilities in Excess of Cash and Other
                 Assets - (2.7%).........................        (869,944)
                                                            -------------
                NET ASSETS - 100.0%......................  $   31,719,181
                                                            =============

* Aggregate cost for federal income tax purposes is $26,247,995; and net unrealized appreciation is as follows:


                Gross unrealized appreciation............ $   6,341,130
                Gross unrealized depreciation............             0
                                                           ------------
                    Net unrealized appreciation.......... $   6,341,130
                                                           ============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                                           MAY 31, 1995

                                                                  Market
Number of                                                          Value
 Shares                         Security                         (Note 1)
---------                       --------                       -------------
                COMMON STOCKS - 93.0%

                Banking/Financial - 16.6%
 25,000         Beneficial Corp. ...........................   $  1,112,500
 30,000         Comerica, Inc. .............................        948,750
 40,000         CoreStates Financial Corp. .................      1,330,000
 25,000         Meridian Bancorp. Inc. .....................        800,000
 40,000         PNC Bank Corp. .............................      1,080,000
                                                                -----------
                                                                  5,271,250
                                                                -----------
                Business Services - 5.7%
 30,000         American Express Co. .......................      1,068,750
 20,000         Pitney Bowes, Inc. .........................        740,000
                                                                -----------
                                                                  1,808,750
                                                                -----------

                Capital Goods/Technology - 8.5%
 90,000         EG & G, Inc. ...............................      1,631,250
 20,000         Harris Corp. ...............................      1,062,500
                                                                -----------
                                                                  2,693,750
                                                                -----------
                Chemical - 6.4%
 10,000         Du Pont (E.I.) De Nemours & Co. ............        678,750
 25,000         Olin Corp. .................................      1,350,000
                                                                -----------
                                                                  2,028,750
                                                                -----------
                Consumer Products - 11.8%
 14,000         Kimberly-Clark Corp. .......................        840,000
 50,000         Sturm, Ruger & Co., Inc. ...................      1,456,250
 20,000         Tambrands, Inc. ............................        857,500
 20,000         UST, Inc. ..................................        597,500
                                                                -----------
                                                                  3,751,250
                                                                -----------
                Energy - 6.0%
 10,000         Exxon Corp. ................................        713,750
 12,000         Mobil Corp. ................................      1,204,500
                                                                -----------
                                                                  1,918,250
                                                                -----------
                Health Care - 10.3%
 10,000         American Home Products Corp. ...............        736,250
 20,000         Shared Medical Systems Corp. ...............        667,500
 20,000         U.S. Healthcare, Inc. ......................        621,250
 15,000         Warner-Lambert Co. .........................      1,243,125
                                                                -----------
                                                                  3,268,125
                                                                -----------


                See accompanying notes to financial statements.

                       POST-EFFECTIVE AMENDMENT NO. 42

                     TO REGISTRATION STATEMENT NO. 2-44752

                                       on

                                   FORM N-1A


PART C:    OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
-------------------------------------------
(a)  Financial Statements:
       (1) The Financial Highlights are included in Part A of this Registration Statement on Form N-1A. The following Financial Statements are included in Part B of this Registration Statement on Form N-1A for the fiscal year ended May 31, 1995 :

               Schedule of Investments at May 31, 1995.

               Statement of Assets and Liabilities at May 31, 1995.

               Statement of Operations for the year ended May 31, 1995.

               Statement of Changes in Net Assets for the years ended May 31, 1995 and May 31, 1994.

               Notes to Financial Statements

               Financial Highlights

               Report of Independent Accountants.

       (2) All required financial statements are included or incorporated in Parts A and B hereof. All other financial statements and schedules are inapplicable.

(b)  Exhibits:
       (1) Articles of Incorporation of Registrant dated June 21, 1985 are incorporated herein by reference to Exhibit No. (1) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, filed on July 26, 1985.

       (2) By-Laws of Registrant, as amended, dated June 22, 1989 are incorporated herein by reference to Exhibit No. (2) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, filed on July 28, 1989.

       (3) None.

       (4) Specimen certificate for shares of common stock of Registrant is incorporated herein by reference to Exhibit No. (4) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, filed on July 31, 1986.

       (5) Investment Advisory Agreement dated July 1, 1989, between
           Registrant and Stratton Management Company is incorporated herein by reference to Exhibit No. (5) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, filed on July 28, 1989.

       (6) Underwriting Agreement dated June 22, 1993 between Registrant and Fund/Plan Broker Services, Inc is incorporated herein by reference to Exhibit No(6) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1-A, filed July 30, 1993.

       (7) None.

       (8) (a) Custodian Agreement between Registrant and The Bank of New York dated November 1, 1994 is incorporated herein.

           (b) Custody Administration and Agency Agreement between Registrant and Fund/Plan Services, Inc. dated November 1, 1994 is incorporated herein.

       (9) (a) Administration Agreement dated March 1, 1990 between Registrant and Fund/Plan Services, Inc. is incorporated herein by reference to Exhibit No. (9)(a) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, filed on September 28, 1990.

           (b) Shareholder Services Agreement (formerly known as Administration Agreement) dated September 27, 1985 between Registrant and First Pennsylvania Bank N.A. is incorporated herein by reference to Exhibit No. (9)(a) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, filed on July 26, 1985.

           (c) Amendment No. 1 to Shareholder Services Agreement (formerly known as Administration Agreement) dated December 11, 1985 between Registrant and Fund/Plan Services, Inc. is incorporated herein by reference to Exhibit No. (9)(b) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, filed on July 31, 1987.

           (d) Amendment No. 2 to Shareholder Services Agreement (formerly known as Administration Agreement) dated June 24, 1987 between Registrant and Fund/Plan Services, Inc. is incorporated herein by reference to Exhibit No. (9)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, filed on July 31, 1987.

           (e) Amendment to Shareholder Services Agreement (formerly known as Administration Agreement) dated February 27, 1990 changing title of September 27, 1985 Administration Agreement to Shareholder Services Agreement is incorporated herein by reference to Exhibit No. (9)(e) to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A , filed on September 28, 1990.

           (f) Amendment to Shareholder Services Agreement (formerly known as Administration Agreement) dated September 24, 1991 between Registrant and Fund/Plan Services, Inc. changing signature guarantee minimum is incorporated herein by reference to Exhibit No. (9)(f) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, filed on September 30, 1991.

           (g) Accounting Services Agreement dated June 1, 1988 between Registrant and Fund/Plan Services, Inc. with notice of February 22, 1989 is incorporated herein by reference to Exhibit No.
               (9)(d) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, filed on July 28, 1989.

       (10) Opinion and Consent of Counsel filed under Rule 24-f-2 of the 1940 Act as part of Registrant's Rule 24-f-2 Notice filed on July 25, 1995.

       (11) (a) Consent of Tait, Weller & Baker filed herein.

            (b) Consent of Drinker Biddle & Reath filed herein.

       (12) None.

       (13) None.

       (14) (a) Form of 403(b)(7) Retirement Plan is incorporated herein by reference to Exhibit No. 14(a) to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, filed on September 28, 1990.

            (b) Form of Individual Retirement Account (I.R.A.) is incorporated herein by reference to Exhibit No. (14)(b) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, filed on September 30, 1991.

            (c) Form of Self-Employed Retirement Plan (Defined Contributrion
                Plans) as amended June 30, 1994 filed herein.

       (15) None.

       (16) Schedule of computations of performance quotations is incorporated herein by reference to Exhibit No. (16) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed September 30, 1994.

       (17) Powers of Attorney filed herein.

Item 25.  Persons Controlled by or under Common Control with Registrant.
------------------------------------------------------------------------

     Registrant is controlled by its Board of Directors

Item 26.  Number of Holders of Securities.
------------------------------------------

                               Number of Record Holders
     Title of Class            (as of  August 31,1995 )
     --------------            ------------------------
     Capital Stock
     par value $0.10                  1,178
     per share

Item 27.  Indemnification.
--------------------------

     Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland gives Registrant the power to indemnify its directors and officers under certain situations. Article VII, Section 3 of Registrant's Articles of Incorporation, incorporated by reference as Exhibit (1) hereto, and Article VII, Sections 7.01 and 7.02 of Registrant's By-Laws, as amended, incorporated by reference as Exhibit (2) hereto, provide for the indemnification of Registrant's directors and officers. Each indemnification must be authorized by the Board of Directors of Registrant by a majority of a quorum consisting of directors who were not parties to the action, suit or proceeding, or by independent legal counsel in a written opinion, or by the shareholders. Notwithstanding the foregoing,
     Article VI Section 1 (a) of Registrant's By-Laws provides that no director or officer of Registrant shall be indemnified against any liability to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties to the corporation.

     In addition, the aforesaid section of the Corporations and Associations Article of the Annotated Code of Maryland gives Registrant the power (a) to purchase and maintain insurance for its directors and officers against any liability asserted against them and incurred by them in that capacity or arising out of their status as such, whether or not Registrant would have the power to indemnify such directors and officers under such statute, and
     (b) under certain circumstances to pay the reasonable expenses incurred by a director or officer in defending an action, suit or proceeding in advance of the final disposition of the action, suit or proceeding.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Indemnification of the Registrant's Custodian, Transfer Agent, Accounting/Pricing Agent and Administrator against certain stated liabilities is provided for by the following documents:

     (a) Article XVII (14) of the Custodian Agreement between the Registrant and Bank of New York incorporated herein by reference to Exhibit 8(a) of the Registrant's Registration Statement on Form N-1A;

     (b) Section 26 of the Shareholder Services Agreement, incorporated herein by reference as Exhibit Nos. (9)(b) through (9)(f) of the Registrant's Registration Statement on Form N-1A;

     (c) Section 10 of the Accounting Services Agreement, incorporated herein by reference as Exhibit No. (9)(g) of the Registrant's Registration Statement on Form N-1A; and

     (d) Section 8 of the Administration Agreement, incorporated herein by reference as Exhibit No. (9)(a) of the Registrant's Registration Statement on Form N-1A.

Item 28. Business and Other Connections of Investment Advisor.
--------------------------------------------------------------

         Stratton Management Company provides investment advisory services consisting of portfolio management for a variety of individuals and institutions, and as of June 30, 1995 had approximately $ 1.031 billion in assets under management. It presently also acts as investment advisor to two other registered investment companies, Stratton Monthly Dividend Shares, Inc. and The Stratton Funds, Inc.

         For information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Registrant's investment advisor has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to Form ADV (File #801-8681) filed by it under the Investment Advisors Act of 1940, as amended.

              Position
              with Stratton
              Management       Other                               Type of
Name          Company          Business Connections                Business
----          -------------    --------------------                --------
James W.      Chairman,        Director,                           Utility-Natural
Stratton      President and    UGI Corp. P.O. Box 858              Gas
              Director         Valley Forge, PA 19482

                               Director                            Energy
                               Amerigas Propane Ltd.
                               P.O. Box 858
                               Valley Forge PA 19482

                               Director,                           Engineering/
                               Gilbert Associates, Inc.            Consulting
                               Box 1498                            Systems
                               Reading, PA 19603

                               Director,                           Diversified
                               ALCO Standard                       Distribution
                               P.O. Box 834                        and
                               Valley Forge, PA  19482-0834        Manufacturing

                               Chairman and Chief Executive        Financial
                               Officer and Director,               Services
                               FinDaTex, Inc.                      Company
                               Plymouth Meeting Executive Campus
                               610 W. Germantown Pike, Suite 300
                               Plymouth Meeting, PA 19462-1050

                               Chairman and Director,              Mutual
                               Stratton Growth Fund, Inc.,         Funds
                               Stratton Monthly Dividend Shares,
                               Inc. and The Stratton Funds, Inc.
                               Plymouth Meeting Executive Campus
                               610 W. Germantown Pike, Suite 300
                               Plymouth Meeting, PA 19462-1050

                               Director,                           Aerospace
                               Teleflex, Inc.                      Controls and
                               630 W. Germantown Pike              Medical
                               Plymouth Meeting, PA 19462          Products

              Position
              with Stratton
              Management       Other                               Type of
Name          Company          Business Connections                Business
----          -------------    --------------------                --------
James V.D.    Managing         None
Quereau       Partner,
              Director and
              Portfolio
              Manager

Frank H.      Vice             President,                          Mutual
Reichel, III  President,       The Stratton Funds, Inc.; Vice      Funds
              Director and     President, Stratton Growth Fund,
              Director of      Inc. and Stratton Monthly Dividend
              Research         Shares, Inc., Plymouth Meeting
                               Executive Campus, 610 W. Germantown
                               Pike, Suite 300, Plymouth Meeting,
                               PA 19462-1050

Gerard E.     Senior Vice      Secretary,                          Financial
Heffernan     President and    FinDaTex, Inc.                      Services
              Director         Plymouth Meeting Executive Campus   Company
                               610 W. Germantown Pike, Suite 300
                               Plymouth Meeting, PA 19462-1050

                               President,                          Mutual
                               Stratton Monthly Dividend Shares,   Funds
                               Inc. Vice President, Stratton
                               Growth Fund, Inc. and The Stratton
                               Funds, Inc. Plymouth Meeting
                               Executive Campus 610 W. Germantown
                               Pike, Suite 300 Plymouth Meeting,
                               PA 19462-1050

John A.       Senior Vice-     President,                          Mutual
Affleck       President and    Stratton Growth Fund, Inc.;         Funds
              Director         Vice President, Stratton Monthly
                               Dividend Shares, Inc. and The
                               Stratton Funds, Inc.
                               Plymouth Meeting Executive Campus
                               610 W. Germantown Pike, Suite 300
                               Plymouth Meeting, PA 19462-1050

Arlene E.     Secretary/       None
Stratton      Treasurer and
              Director

Item 29. Principal Underwriter
------------------------------

(a) Fund/Plan Broker Services, Inc. ("FPBS"), the principal underwriter for the Registrant's securities, currently acts as principal underwriter for the following entities:

         The Brinson Funds
         CT&T Funds
         First Mutual Fund, Inc.
         Focus Trust, Inc.
         The HomeState PA Growth Fund
         IAA Trust Mutual Funds
         Matthews International Funds
         McM Funds
         Smith Breeden Series Fund
         Smith Breeden Short Duration U.S. Government Fund
         Smith Breeden Trust
         The Stratton Funds, Inc.
         Stratton Growth Fund, Inc.
         Stratton Monthly Dividend Shares, Inc.
         The Timothy Plan, Inc.

(b) The table below sets forth certain information as to the Underwriter's Directors, Officers and Control Persons:

Name and Principal             Position and Offices       Position and Offices
Business Address               with Underwriter           with Registrant
------------------             --------------------       ------------------

Kenneth J. Kempf               Director and               None
2 W. Elm Street                President
Conshohocken, PA 19428-0874

Lynne M. Cannon                Vice President and         Director
2 W. Elm Street                Principal
Conshohocken, PA 19428-0874

Rocco J. Cavalieri             Director and               None
2 W. Elm Street                Vice President
Conshohocken, PA 19428-0874

Gerald J. Holland              Director,                  None
2 W. Elm Street                Vice President and
Conshohocken PA 19428-0874     Principal

Joseph M. O'Donnell, Esq.      Director and               None
2 W. Elm Street                Vice President
Conshohocken, PA 19428-0874

Sandra L. Adams                Assistant Vice President,  None
2 W. Elm Street                and Principal
Conshohocken, PA 19428-0874

Mary P. Efstration             Secretary            None
2 W. Elm Street
Conshohocken, PA  19428-0874

John H. Leven                  Treasurer            None
2 W. Elm Street
Conshohocken, PA 19428-0874

(c)      Not applicable.

James W. Stratton may be considered a control person of the Underwriter due to his direct or indirect ownership of Fund/Plan Services, Inc., the parent of the Underwriter.

Item 30.  Location of Accounts and Records.
-------------------------------------------

         All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by Stratton Management Company, the Fund's Investment Advisor, Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050, except for those maintained by the Fund's Custodian, The Bank of New York, 48 Wall Street, New York New York 10286, and Fund/Plan Services, Inc., the Fund's Administrator, Transfer, Redemption and Dividend Disbursing Agent, Administrator of its Retirement Plans and Accounting Services Agent, 2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874.

Item 31.  Management Services.
------------------------------
         Not Applicable.

Item 32.  Undertakings.
-----------------------

         The Registrant undertakes to provide its Annual Report upon request without charge to any recipient of the Fund's Propsectus.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (B) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 42 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Plymouth Meeting, PA, on the ___th day of September, 1995.


               STRATTON GROWTH FUND, INC.




               __________________________________
               James W. Stratton,
               Director and Chairman of the Board
               (Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 42 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


Signature                 Title                            Date
---------                 -----                            ----

_________________         Director and                     September __, 1995
James W. Stratton         Chairman of the Board
                          (Chief Executive Officer)



_________________
James A. Beers            Assistant Secretary/Treasurer    September __, 1995


* Lynne M. Cannon         Director                         September __, 1995
* John J. Lombard, Jr.    Director                         September __, 1995
* Rose J. Randall         Director                         September __, 1995
* Henry A. Rentschler     Director                         September __, 1995
* Merritt N. Rhoad, Jr.   Director                         September __, 1995
* Alexander F. Smith      Director                         September __, 1995
* Richard W. Stevens      Director                         September __, 1995

* By:

____________________________________
William J. Baltrus
as Attorney-in-Fact and Agent, pursuant to Power of Attorney

INDEX TO EXHIBITS ON FORM N-1A

                                                                  Sequentially
Exhibit No.     Description of Exhibit                            Numbered Page
-----------     ----------------------                            -------------
8(a).           Custodial Agreement between Registrant
                and The Bank of New York dated November 1, 1994   56-101

8(b).           Custody Administration and Agency Agreement
                between Registrant and Fund/Plan Services, Inc.
                dated November 1, 1994                            102-109

11(a).          Consent of Tait, Weller
                & Baker                                           110-111

11(b).          Consent of Drinker Biddle                         112-113
                & Reath

14(c).          Form of Self-Employed Retirement Plan.
                (Defined Contribution Plan)
                as Amended June 30, 1994.                         114-195

17.             Powers of Attorney                                196-206